UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under §240.14a-12

TON Strategy Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TON Strategy Company
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

April 30, 2026

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TON Strategy Company (“TON Strategy”) on Tuesday, June 9, 2026 at 10:00 a.m. (Eastern Time). Our Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. We believe this format will provide a consistent experience for our stockholders and allow all stockholders with internet connectivity to participate in the Annual Meeting regardless of location. Our Annual Meeting will be conducted via live webcast, and you can access the Annual Meeting at www.virtualshareholdermeeting.com/TONX2026.

To attend and participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/TONX2026 or follow the instructions provided by your bank or broker. Please be advised that only stockholders who held TON Strategy shares as of the close of business on April 15, 2026 are entitled to notice of and will be permitted to participate and vote at the Annual Meeting. Your proxy card or voting instruction form will include a 16-digit control number. Upon entering your control number online, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote. It is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by telephone or electronically via the Internet or by completing and returning your signed proxy card in the enclosed postage-paid envelope or to the address indicated on your proxy card or voting instruction form. Voting electronically, by telephone or by returning your proxy card does not deprive you of the right to attend the Annual Meeting virtually and vote your shares during the Annual Meeting for the business matters acted upon. Additional attendance, participation and voting information is included in the Proxy Statement and with your proxy materials.

On behalf of the Board of Directors and management, we appreciate your continued support, confidence and investment in TON Strategy.

/s/ Manuel Stotz

Manuel Stotz

Executive Chairman

TON STRATEGY COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Tuesday, June 9, 2026, at 10:00 a.m. (Eastern Time)

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TON Strategy Company (the “Company” or “TON Strategy”) will be held on Tuesday, June 9, 2026, at 10:00 a.m. (Eastern Time). The Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be conducted via live webcast at www.virtualshareholdermeeting.com/TONX2026, and stockholders will be able to attend, vote and submit questions via the Internet during the webcast.

Items of Business

1.	Elect Nicolas Cary, Tucker Highfield, Evan Sohn, Manuel Stotz and Kevin Wilson to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	Ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for 2026;

3.	Approve on an advisory, non-binding basis, the compensation of the Company’s named executive officers;

4.	Approve the adoption of the TON Strategy Company 2026 Equity Incentive Plan;

5.	Approve an amendment to the Company’s 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance; and

6.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date

The record date for the Annual Meeting is April 15, 2026 (“Record Date”). Only holders of shares of our common stock, par value $0.0001 per share, of the Company as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof.

Voting by Submitting Your Proxy

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Stockholders are encouraged to attend, participate in and vote at the virtual Annual Meeting via the live webcast. Whether or not you plan to attend the virtual Annual Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the 2026 Proxy Statement (the “Proxy Statement”), you may also vote electronically at the virtual Annual Meeting if you attend and participate in the virtual Annual Meeting.

Annual Meeting Attendance and Participation

Please be advised that to attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/TONX2026 and enter the 16-digit control number (included on your proxy card) or follow the instructions provided by your bank or broker. Upon entering your control number, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

Please refer to the accompanying Proxy Statement for additional details and important information about the virtual Annual Meeting.

By Order of the Board of Directors:

/s/ Manuel Stotz

Manuel Stotz
Executive Chairman

April 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on June 9, 2026: This Notice of Annual Meeting of Stockholders,

the 2026 Proxy Statement and the 2025 Annual Report to Stockholders are available free of charge.

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TON STRATEGY COMPANY

2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

This 2026 proxy statement (the “Proxy Statement”) includes certain information about Ton Strategy Company (the “Company,” “Ton Strategy,” “we,” “us” or “our”), and is being solicited by the Company’s Board of Directors (the “Board”), in connection with our 2026 Annual Meeting of Stockholders to be held virtually on Tuesday, June 9, 2026, at 10:00 a.m. (Eastern Time) and any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting at the Annual Meeting. For more complete information regarding Ton Strategy’s 2025 performance, you are encouraged to review the Company’s 2025 Annual Report to Stockholders (the “2025 Annual Report”) or our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”).

References in this Proxy Statement to “2025,” “2024” and other years refer to the Company’s fiscal year for the respective period indicated. Websites referenced throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement. All historical share and per-share amounts in this Proxy Statement have been adjusted to reflect reverse stock splits implemented on April 18, 2023 and October 9, 2024.

On or about April 30, 2026, this Proxy Statement and an accompanying proxy card will first be mailed to stockholders or made available to stockholders electronically via the Internet at www.proxyvote.com and on the Investors page on our website at www.tonstrat.com.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, June 9, 2026, at 10:00 a.m. (Eastern Time). The Annual Meeting will be a virtual meeting that will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TONX2026 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 15, 2026 (the “Record Date”).

Why is the Company holding a virtual meeting?

We want to use the latest technology to provide expanded access, improved communication and cost savings for the Company and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe this format will provide a consistent experience to our stockholders, allows stockholders with internet connectivity to participate in the Annual Meeting regardless of location and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

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How do I attend the Annual Meeting?

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. (Eastern Time). We encourage you to access the meeting prior to the start time, and please refer to the proxy materials and visit www.virtualshareholdermeeting.com/TONX2026 for additional information regarding online check-in times and procedures.

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/TONX2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/TONX2026.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/TONX2026 on the day of the Annual Meeting.

●	Webcast starts at 10:00 a.m. (Eastern Time).

●	You will need your 16-digit control number to enter the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

What am I being asked to vote on at the Annual Meeting?

You are being asked to vote on the following five proposals described in this Proxy Statement:

Proposal 1:	Elect Nicolas Cary, Tucker Highfield, Evan Sohn, Manuel Stotz and Kevin Wilson to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2:	Ratify the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm for 2026.

Proposal 3:	Approve on an advisory, non-binding basis, the compensation of our named executive officers.

Proposal 4:	Approve the adoption of the TON Strategy Company 2026 Equity Incentive Plan.

Proposal 5:	Approve an amendment to the Company’s 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.

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When is the Record Date, and who is entitled to vote?

The record date for the Annual Meeting is April 15, 2026. All holders of record of shares of common stock, par value $0.0001 per share, of the Company (the “common stock”) at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 56,530,617 shares of common stock issued and outstanding and entitled to vote.

How do I vote my shares without attending the Annual Meeting?

You may vote your shares prior to the Annual Meeting in any of the following three ways:

●	Internet – Visit www.proxyvote.com or the website shown on your proxy card or voting instruction form and follow the instructions on how to vote your shares and complete an electronic proxy card. You will need the 16-digit control number included on your proxy card to vote by Internet.

●	Telephone – Call 800-690-6903 or the toll-free telephone number shown on your proxy card or voting instruction form. You will need the 16-digit control number included on your proxy card or voting instruction form to vote by telephone.

●	Mail – Complete, sign and date your proxy card where indicated, and return the proxy card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.

How do I vote my shares during the Annual Meeting?

You may vote your shares electronically during the virtual Annual Meeting, even if you have previously submitted your vote. To vote at the Annual Meeting, you must attend the Annual Meeting. To attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/TONX2026 and enter the 16-digit control number included on your proxy card or follow the instructions provided by your bank or broker. Upon entering your control number at www.virtualshareholdermeeting.com/TONX2026, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must follow the instructions from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

What is the deadline for submitting a proxy?

In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m. (Eastern Time) on June 8, 2026. Proxy cards with respect to shares held of record must be received by the close of business on June 8, 2026.

How does the Board recommend that I vote?

The Board recommends that you vote:

●	FOR each of the director nominees to the Board set forth in this Proxy Statement.

●	FOR the ratification of the appointment of Grassi as our independent registered public accounting firm for 2026.

●	FOR the approval, on an advisory, non-binding basis, the compensation of our named executive officers.

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●	FOR the approval to adopt the TON Strategy Company 2026 Equity Incentive Plan.

●	FOR the approval of an amendment to the Company’s 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance.

How many votes are required to approve each proposal?

Proposal 1:	Our directors are elected by a plurality of the votes cast. This means that director nominees at the Annual Meeting receiving the highest number of affirmative “FOR” votes cast by holders of shares of common stock will be elected. Votes that are “withheld” will have no effect on the election of directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal. There is no cumulative voting.

Proposal 2:	The proposal to ratify the appointment of Grassi as our independent registered public accounting firm for 2026 requires that the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition . Abstentions will have no effect on the outcome of this proposal. Because this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. We do not expect any broker non-votes on this proposal.

Proposal 3:	The proposal to approve on an advisory, non-binding basis, the compensation of our named executive officers requires that the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition . Abstentions and broker-non-votes will have no effect on the outcome of this proposal.

Proposal 4:	The proposal to approve the adoption of the TON Strategy Company 2026 Equity Incentive Plan requires that the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition. Abstentions and broker-non-votes will have no effect on the outcome of this proposal.

Proposal 5:	The proposal to approve an amendment to the Company’s 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance requires that the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition. Abstentions and broker-non-votes will have no effect on the outcome of this proposal.

What if I do not specify how my shares are to be voted?

If you submit your proxy card but do not indicate any voting instructions, the Company, by way of the Named Proxies, will vote your shares FOR the election of each of the director nominees named in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Can I change my vote after I have delivered my proxy card or voting instruction form?

Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions:

●	Delivering a written notice of revocation to our Corporate Secretary at our principal executive offices (our address is provided under the “Principal Executive Offices” section), provided such statement is received no later than June 8, 2026.

●	Voting again by Internet or telephone at a later time but before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on June 8, 2026.

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●	Submitting a properly signed proxy card with a later date that is received by the Company no later than June 8, 2026.

●	Attending the Annual Meeting and voting during the Annual Meeting live webcast.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

If your shares are registered in your name directly with VStock Transfer, LLC, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.

What constitutes a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third (1/3) of the outstanding shares of stock entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Virtual attendance of a stockholder at the Annual Meeting constitutes presence in person for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, then the holders of a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What are abstentions and broker non-votes?

Abstentions. If you fail to vote on any proposal, or specify on your proxy card that you “abstain” from voting on a proposal, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum at the Annual Meeting. Abstentions or votes “withheld” (in the election of directors) will not be included in the tabulation of voting results for Proposals 1 through 5 and will have no effect on the outcome of such proposals.

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Broker Non-Votes. Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). On the other hand, Proposal 1 is a non-routine matter and, absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on Proposal 1. Broker non-votes will have no effect on Proposals 1, 3, 4 and 5. We do not expect any broker non-votes on Proposal 2.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties with accessing or participating in the Annual Meeting via the virtual meeting website on the meeting day, please contact technical support at the email address or telephone number displayed on the virtual Annual Meeting webpage at www.virtualshareholdermeeting.com/TONX2026.

Who will count the votes?

Representatives of Broadridge Financial Solutions (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Who will pay for the cost of this proxy solicitation?

The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees for Director

Each of Nicolas Cary, Tucker Highfield, Evan Sohn, Manuel Stotz and Kevin Wilson (the “Director Nominees”) have been, upon the recommendation of the Governance and Nominating Committee, nominated by the Board to stand for election. If elected by the stockholders at the Annual Meeting, each of the Director Nominees will each serve for a term expiring at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and until the election and qualification of their respective successor or until their earlier death, resignation, disqualification or removal.

Each of the Director Nominees has consented to be named and to serve as a director if elected at the Annual Meeting, and the Board has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any Director Nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such Director Nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The following contains professional and other biographical information (as of April 30, 2026) for each Director Nominee, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that our directors possess personal and professional integrity and ethics and values; relevant academic expertise or proficiency in an area of the Company’s operations; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of executive officer at another publicly held company; diversity of background and perspective; and practical and mature business judgment. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led the Board to the conclusion that such individual should serve as a director in light of our business and structure.

Nicolas Cary, age 40, has served on our Board since August 2025. Mr. Cary is the Co-Founder of cryptocurrency financial services company Blockchain.com and has served as Vice Chairman of Blockchain.com Group Holdings since Blockchain.com’s inception in 2013. Mr. Cary is also the Founder Commissioner of Blockchain Commission for Sustainable Development and the Co-Founder and Chairperson of the Board of SkysTheLimit.org, a digital platform for underrepresented entrepreneurs. Mr. Cary was a founding partner and manager of customer operations of PipelineCRM, a SaaS platform, from 2007 to 2013. Previously, he also taught English and participated in poverty reduction assessments in rural India. We believe Mr. Cary is qualified to serve on our Board due to his executive leadership experience and expertise in the digital assets and technology sectors.

Tucker Highfield, age 49, has served on our Board since August 2025. Mr. Highfield has served as the Group Chief Financial Officer of Genesis Digital Assets, an industrial scale Bitcoin mining company, since March 2023. He previously served as Managing Director and Head of Asia Pacific Equity Capital Markets at Bank of America Merrill Lynch from May 2018 to March 2023. From 2013 to April 2018, Mr. Highfield was Head of Equity Syndicate, Asia Pacific, at Credit Suisse, responsible for the distribution, structuring, and pricing of equity transactions including IPOs, equity-linked transactions and private placements across the Asia region. Mr. Highfield previously held other roles in finance, including Head of Southeast Asia and Director in North Asia Equity Capital Markets for Credit Suisse First Boston. We believe Mr. Highfield is qualified to serve on our Board due to his leadership experience in global capital markets, his experience as Chief Financial Officer of a leading Bitcoin mining company, and his deep knowledge of blockchain and digital assets.

Evan Sohn, age 57, has served on our Board since August 2025. Mr. Sohn has served as Managing Director at Revelio Labs, a workforce intelligence company, since December 2025. Previously, he served as Chief Executive Officer at Aura Intelligence, the SaaS workforce analytics and insights platform, from April 2023 to November 2025. He served as the Chief Executive Officer of Recruiter.com, a recruiting service platform, from June 2020 through March 2025 and currently serves as the Chairman of the Board of Directors of Recruiter.com’s successor Nixxy, Inc. (Nasdaq: NIXX), having joined the company’s board as Chairman in 2020. Mr. Sohn previously served as Vice President of Sales at Veea Inc., a retail solution company, from April 2018 until July 2020. Prior to joining Veea Inc., from 2015 to 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a payments platform which was acquired by GoDaddy Inc. Prior to that, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment of childhood diseases. We believe Mr. Sohn is qualified to serve on our Board due to his extensive experience in the technology and recruiting sectors as well as his executive leadership and public company board experience.

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Manuel Stotz, age 41, has served as Executive Chairman since August 2025. Since February 2017, Mr. Stotz has served as Founding Director and Chief Executive and Chief Investment Officer of Kingsway Capital Partners Limited (“Kingsway Capital”), a UK Financial Conduct Authority-regulated investment fund based in London. Mr. Stotz also recently served as President and Director of the TON Foundation from January 2025 to August 2025. He also serves or has served on the Boards of Directors of a number of private companies, including as director of digital asset lender Ledn SA. He served as director of Tio Tech A, a special purpose acquisition company, from April 2021 until May 2023. Prior to founding Kingsway Capital, Mr. Stotz was a Fund Manager at Taube Hodson Stonex Partners LLP from 2011 to 2015 and prior to that, an analyst at Goldman Sachs Investment Partners where he started his investment career in 2008. We believe Mr. Stotz is qualified to serve on our Board due to his extensive experience in financial markets and investing, his expertise in blockchain, digital asset markets, and emerging financial technologies and his deep knowledge of the TON ecosystem.

Kevin Wilson, age 50, was appointed as our Chief Executive Officer and President to commence service in May 2026. Mr. Wilson, a senior fintech executive and global markets professional with more than two decades of experience across financial markets, institutional trading and digital assets. Most recently, July 2020 to April 2026, Mr. Wilson served as Managing Director at Integral Development Corp. and led new business for the firm’s cryptocurrency trading and blockchain-based initiatives. In that role, he drove Integral’s significant traction across digital assets and helped launch the world’s first stablecoin-based prime brokerage service. Wilson also sits on the Advisory Board of ROAM Capital, a leading capital placement and advisory firm specializing in alternative assets. Prior to Integral and ROAM Capital, Wilson spent 17 years at Citi, where he held senior roles in the FX and Local Markets group within Citi’s Fixed Income, Currencies and Commodities division. During his tenure at Citi, he co-founded and led the firm’s North American Margin FX Trading business, growing it from inception into a multi-million-dollar-per-year revenue platform. Mr. Wilson began his career in electronic FX trading. We believe Mr. Wilson is qualified to serve on our Board due to his extensive experience as a senior fintech executive, with experience in institutional trading and digital assets and development of blockchain-based products.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Nicolas Cary, Tucker Highfield, Evan Sohn, Manuel Stotz and Kevin Wilson to the Board.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Grassi has served as our independent registered public accounting firm since 2023. Upon consideration of these and other factors, the Audit Committee has appointed Grassi to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Grassi is not required by our Bylaws or otherwise, we value the views of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grassi is not ratified by the stockholders, the Audit Committee may reconsider its selection. Even if the appointment of Grassi is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the best interests of the Company and its stockholders.

Representatives of Grassi are expected to attend the Annual Meeting, to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the fees of Grassi, our independent registered public accounting firm, billed to the Company related to each of the last two fiscal years (in thousands).

Fee Category	2025	2024
Audit Fees	$717	$231
Audit-Related Fees	—	30
Tax Fees	—	51
All Other Fees	—	—
Total	$717	$312

Audit Fees

Audit fees in 2025 and 2024 consisted primarily of fees for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to form an opinion on our financial statements.

Audit-Related Fees

Audit-related fees in 2025 and 2024 consisted primarily of fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees in 2025 and 2024 consisted primarily of fees for professional services provided for tax compliance, tax advice, and tax planning services.

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All Other Fees

All other fees consisted of fees for professional services provided other than the services classified under the above categories. Grassi did not provide such services in 2025 and 2024.

Pre-Approval Policies and Procedures

The formal written charter for the Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules. The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved in accordance with such policies and procedures.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed periodically by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the section titled “Corporate Governance – Audit Committee.” Under the Audit Committee charter, management is responsible for establishing and maintaining accounting policies and procedures in accordance with general accepted accounting principles and other applicable reporting standards and for preparing the Company’s financial statements. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Grassi & Co., CPAs, P.C., as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Nicolas Cary, Chairperson
Tucker Highfield
Evan Sohn

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EXECUTIVE OFFICERS

Our executive officers are appointed by the Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 30, 2026. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position At TON Strategy
Kevin Wilson	50	Chief Executive Officer and President
Sarah Olsen	40	Chief Financial Officer, Chief Operating Officer and Treasurer
Mary Marbach	59	General Counsel and Corporate Secretary
Bill Rivard	56	Chief Accounting Officer

See page 8 of this Proxy Statement for the biography of Mr. Wilson.

Sarah Olsen, age 40, has served as our Chief Financial Officer and Chief Operating Officer since August 2025 and as Treasurer since April 2026. Ms. Olsen most recently served as Co-founder and Managing Partner of Europa Digital Assets Limited, where she led the firm’s alternative investment strategies focused on market-neutral, relative value, and derivative strategies across global cryptocurrency markets from 2022 to 2025. Prior to this, Ms. Olsen was the Global Head of Corporate Development for Onyx by J.P. Morgan, J.P. Morgan’s digital assets division, from 2020 to 2022, where she was responsible for strategic investments, partnerships, and product development in the blockchain and Web3 sectors. She has served as a director for several entities, including Europa Digital Assets Limited, Europa Opportunistic Master Fund, and Europa Opportunistic Offshore Fund. Earlier in her career, Ms. Olsen spent time in corporate and business development with digital asset exchange and custodian Gemini and marketing with asset management firm Apollo Global Management.

Mary Marbach, age 59, has served as our General Counsel and Corporate Secretary since January 2026. Ms. Marbach most recently, from 2017 to 2025, served as General Counsel and Corporate Secretary of Savant Science, Inc., a nutritional supplements company, where she built the company’s legal and administrative foundation. Prior to this, from 2016 to 2017, Ms. Marbach was the Chief Legal Officer, Corporate Secretary and Head of Human Resources at Twinlab Consolidation Corporation (Nasdaq: TLCC). Ms. Marbach was Vice President, General Counsel/Human Resources at WAI Global from 2015 to 2016 and was Chief Legal Officer and Corporate Secretary at Vitacost.com, Inc. (Nasdaq: VITC) from its initial public offering in 2009 until its sale to the Kroger Corporation in 2014. Ms. Marbach began her legal career in private practice at Morrison & Foerster LLP and Greenberg Traurig PA.

Bill Rivard, age 56, has served as our Chief Accounting Officer since January 2026. Before this role, he served as Division CFO for the Global Digital Media division beginning on August 8, 2025, and as Interim Chief Financial Officer from June 13, 2023, to August 7, 2025, where he led initiatives to streamline the company’s accounting operations and financial, tax, audit and SEC reporting processes. Mr. Rivard joined the company in November 2021 as Corporate Controller and holds an active CPA license in the State of California. Mr. Rivard began his career with the accounting firm McGladrey & Pullen LLP (now RSM US LLP) as an auditor, where he developed his technical accounting and financial reporting expertise. He later served as a staff accountant at the U.S. Securities and Exchange Commission. Mr. Rivard earned a Bachelor of Accountancy from the University of North Dakota in 1992.

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CORPORATE GOVERNANCE

Board Leadership Structure

One of the Board’s responsibilities is to determine the optimal leadership structure to provide effective oversight of management. As a result, the Board does not have a policy as to whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board believes that our stockholders are best served when the Board has flexibility to consider the relevant facts and circumstances so that the Board leadership structure best reflects the needs of the Company at that time. Currently, the Board believes that having a separate Chairperson and Chief Executive Officer serves the interests of the Company and its stockholders and believes that this structure encourages open dialogue and competing views and promotes strong checks and balances.

Director Independence

Under the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Mr. Cary, Highfield or Sohn, representing three of our four current directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors and director nominee qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director and director nominee has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s and director nominee’s beneficial ownership of our common stock. In determining that Mr. Cary was independent, the Board considered that Mr. Cary is an employee and director of a cryptocurrency financial services company to which the Company has made payments for services under ordinary course business arrangements and made on arm’s-length terms and in amounts and under other circumstances (including that Mr. Cary had no direct or indirect material interest in the transactions) that the Board determined did not affect Mr. Cary’s independence.

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Governance and Nominating Committee, each of which has the composition and the responsibilities described below. In addition, the Board may designate one or more committees. Each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Nicolas Cary	Chair	X	X
Tucker Highfield	X	—	Chair
Evan Sohn	X	Chair	—

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our Audit Committee is responsible for, among other things:

●	Assisting the Board in its oversight of the integrity of our financial statements, compliance with legal and regulatory requirements and the design, implementation and performance of our internal audit functions;

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●	Appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm;

●	Discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;

●	Pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee);

●	Reviewing and discussing our annual and quarterly audited financial statements with management and our independent auditor;

●	Discussing our risk assessment and risk management policies and overseeing management of risks associated with our financial reporting, accounting, and auditing matters;

●	Reviewing and approving any related person transactions;

●	Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

●	Preparing the Audit Committee report for inclusion in our proxy statements.

Our audit committee currently consists of Mr. Cary, Mr. Highfield and Mr. Sohn, with Mr. Cary serving as chair. Our Board of Directors has determined that all members of our audit committee are financially literate and that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board of Directors has determined that each of Messrs. Highfield and Sohn qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. Our Compensation Committee is responsible for, among other things:

●	Reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting compensation;

●	Overseeing an evaluation of our other executive officers and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

●	Reviewing and approving employment and severance agreements or arrangements for our executive officers;

●	Reviewing and making recommendations to our board of directors regarding director compensation;

●	Reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans, policies and programs;

●	Retaining or obtaining advice from compensation consultants, legal counsel or other advisors;

●	Overseeing and advising the Board on the adoption of policies that govern our compensation programs, including stock and benefit plans;

●	Reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	Preparing the annual Compensation Committee report required under SEC rules, to the extent required.

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The current members of the Compensation Committee are Mr. Cary and Mr. Sohn with Mr. Sohn serving as chair. The Board has determined that each member of the Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee takes into consideration all factors relevant to that person’s independence from management, including applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged Compensation Advisory Partners during 2025 to serve as its independent outside compensation consultant. Compensation Advisory Partners reports directly to the Compensation Committee and does not provide any services to the Company other than the services provided to or at the request of our Compensation Committee.

During 2025, as requested by the Compensation Committee, Compensation Advisory Partners assisted the Compensation Committee in assessing benchmarking data with respect to our executive officers’ overall individual compensation, as well with respect to the design of our executive compensation program and determination of the compensation levels and awards thereunder, including bonus and retention award structures and targets. Compensation Advisory Partners also provided information regarding current trends and developments in executive compensation, equity-based awards and severance arrangements based on a holistic survey of size- and industry-relevant companies.

All executive compensation services provided by Compensation Advisory Partners during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Compensation Advisory Partners was approved by the Compensation Committee. Neither Compensation Advisory Partners nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated the independence of Compensation Advisory Partners pursuant to applicable SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Compensation Advisory Partners from serving as an independence compensation consultant to the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our Governance and Nominating Committee is responsible for, among other things:

●	Identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	Recommending to the Board the persons to be nominated for election as directors and to each committee of the Board;

●	Reviewing the Board leadership structure and recommending any proposed changes to the Board;

●	Overseeing our corporate governance practices and recommending changes; and

●	Overseeing the annual self-evaluations of the Board and its committees.

The members of the Governance and Nominating Committee are Mr. Cary and Mr. Highfield, with Mr. Highfield serving as chair. The Board has determined that each member of our Governance and Nominating Committee qualifies as “independent” under applicable Nasdaq rules applicable to governance committee members.

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Board and Board Committee Meetings and Attendance

During fiscal 2025, the Board met 16 times, the Audit Committee met 6 times, the Compensation Committee met 5 times and the Governance and Nominating Committee met once. In 2025, each of our incumbent directors then-serving attended at least 90% of the meetings of the Board and committees on which they served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, on a regularly scheduled basis, but no less than twice a year, the independent directors meet in a private session that excludes management and any non-independent directors.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of the Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Two of our then-serving directors attended our annual meeting of stockholders held in 2025.

Director Nominations Process

The Board is responsible for nominating director candidates for election to the Board, and for appointing directors to the Board to fill any vacancies that may occur in between annual elections of directors. The Governance and Nominating Committee is responsible for identifying individuals qualified to become directors and recommending to the Board director candidates for nomination either for election by stockholders or for appointment by the Board. In fulfilling this responsibility, the Governance and Nominating Committee considers, among other things: personal and professional integrity; ethics and values; relevant academic expertise or proficiency in an area of the Company’s operations; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of executive officer at another publicly held company; diversity of background and perspective; practical and mature business judgment; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for reelection, the Governance and Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their nomination for reelection, as applicable, at the Annual Meeting.

We are committed to inclusivity when considering candidates for membership on the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

In identifying prospective director candidates, the Governance and Nominating Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Governance and Nominating Committee also may, but need not, retain a search firm in order to assist with identifying candidates to serve as directors of the Company. The Governance and Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide an appropriate blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Governance and Nominating Committee also may assess the contributions of those directors recommended for reelection in the context of the Board evaluation process and other perceived needs of the Board.

The Governance and Nominating Committee will consider director candidates recommended by stockholders and review and evaluate information available, applying the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation in writing to the attention of the Secretary of the Corporation at our address provided under the “Principal Executive Offices” section.

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Board Role in Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our Board has delegated authority for addressing certain risks, and assessing the steps management has taken to monitor, control, and report such risks to the Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us. Our Board relies on the Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board. The Governance and Nominating Committee is responsible for overseeing the management of risks associated with the independence of our directors and potential conflicts of interest, as well as risks concerning environmental and social matters. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions with committee members and regular reports from management about such risks, as well as the actions taken by management to adequately address those risks.

Committee Charters

The charters of our Audit Committee, Compensation Committee and Governance and Nominating Committee and other corporate governance information are available under the Governance tab on the Investors page of our website at www.tonstrat.com. You may also request hard copies by contacting our Corporate Secretary at our address provided under the “Principal Executive Offices” section.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code is available on the Investors page on our website at www.tonstrat.com. You may also request hard copies by contacting our Corporate Secretary at our address provided under the “Principal Executive Offices” section. In addition, we intend to post on our website all disclosures that are required by applicable SEC and Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code.

Insider Trading Compliance Policy; Anti-Hedging Policy

The Board has adopted an Insider Trading Compliance Policy, which governs the purchase, sale and other dispositions of our securities and applies to all of our directors, officers and employees and consultants of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K.

The Insider Trading Compliance Policy prohibits our directors, officers and employees from purchasing financial instruments, such as puts or calls or other derivative securities on the Company’s securities, or otherwise engaging in transactions that hedge or offset (or are designed to hedge or offset) any decrease in the market value of our equity securities.

Clawback Policy

We have instituted a clawback policy in accordance with the Nasdaq’s rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act. In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.

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Practices Related to the Timing of Grants of Certain Equity Awards

Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to the Compensation Committee before granting an equity award. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule, though it has, from time to time, made grants at other times (for example, in connection with hiring and promotions). During fiscal year 2025, we did not grant stock options or similar option like instruments to our named executive officers (“NEOs”) during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with the Board, a committee thereof or any specified individual director may do so by directing such written correspondence to the attention of the intended recipient by name or position in care of TON Strategy Co., Attn: Corporate Secretary, 2300 W. Sahara Avenue, Suite 800, Las Vegas, Nevada 89102. The Corporate Secretary will forward such communications to the Chairperson of the Audit Committee.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or NEOs. As a “smaller reporting company” as defined under the Securities Exchange Act of 1934, as amended, we are not required to include a Compensation Discussion and Analysis section.

We seek to assure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our named executive officers (“NEOs”) for the year ended December 31, 2025 were:

●	Veronika Kapustina;

●	Sarah Olsen;

●	Rory J. Cutaia; and

●	Bill Rivard.

Summary Compensation Table

The following table sets forth total compensation paid to our NEOs for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Total ($)
Veronika Kapustina	2025	338,068	—	4,429,367	4,767,435
Chief Executive Officer(3)

Sarah Olsen	2025	338,068	750,000	5,179,367	6,267,435
Chief Financial Officer, Chief Operating Officer and Treasurer

Rory J. Cutaia	2025	549,677	150,000	7,200,508	7,900,185
Former President, Chief Executive Officer, Secretary, and Treasurer(4)	2024	490,000	740,000	500,000	1,730,000

Bill Rivard	2025	235,313	297,328	225,000	757,641
Chief Accounting Officer(5)	2024	225,000	29,000	225,000	479,000

(1)	Amounts shown for 2025 represent the following discretionary bonuses approved by the compensation committee for services rendered in 2025 as described in “2025 Annual Bonuses” below.

(2)	The dollar amount shown is grant date fair value of stock awards as calculated in accordance with ASC Topic 718. The grant date fair value of stock awards was calculated based on the closing price of our common stock on the date of grant multiplied by the number of shares granted.

(3)	On January 26, 2026, the Company and Veronika Kapustina, Chief Executive Officer of the Company, mutually agreed that Ms. Kapustina would transition out of her position as Chief Executive Officer of the Company. Ms. Kapustina ceased serving as the Company’s Chief Executive Officer on April 15, 2026.

(4)	Mr. Cutaia resigned as Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer on August 7, 2025, but remained an employee as Chief Financial Officer of our Global Digital Media Division. On February 26, 2026, the Board terminated the employment of Mr. Cutaia effective February 27, 2026. The information reported includes $59,677 in the “Salary” column and the grant date fair value of $240,000 in the “Stock Awards” column that Mr. Cutaia received for services as a director during 2025.

(5)	Mr. Rivard resigned as interim Chief Financial Officer on August 7, 2025 but remains employed and currently serves as the Company’s Chief Accounting Officer.

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Narrative to Summary Compensation Table

Employment Agreements

Veronika Kapustina

In connection with Ms. Kapustina’s appointment as Chief Executive Officer, we entered into an employment agreement (the “Kapustina Employment Agreement”), effective August 7, 2025 (the “Effective Date”). Ms. Kapustina’s minimum annual base salary was $850,000, and she received two grants, an Initial Equity Award and a Secondary Equity Award (each, as defined in the Kapustina Employment Agreement). Each of the Initial Equity Award and the Secondary Equity Award are comprised of time-based restricted stock units (“RSUs”) in an amount equal to 1% of Common Stock on a fully diluted basis as of the August 7, 2025 (the “Effective Date”) with (i) 25% of the Initial Equity Award vesting on the one-year anniversary of the Effective Date and one thirty-sixth of the remaining Initial Equity Award vesting on each monthly anniversary thereafter and (ii) the Secondary Equity Award vesting on a quarterly basis over forty-eight (48) months beginning on the Effective Date, with a quarterly tranche performance-vest as to one-sixteenth (1/16) of the overall Secondary Equity Award, with threshold performance measured at 1.4x a multiple of market capitalization of the Company over net asset value and maximum performance at 1.8x a multiple of market capitalization of the Company over net asset value, with straight-line interpolation between threshold and maximum performance levels (0%-100% of the applicable quarterly tranche), in each case subject to Ms. Kapustina’s continued employment with the Company through the applicable date. In addition, Ms. Kapustina was also eligible to receive an annual performance award with an annual target of 100% of her annual base salary, with achievement based on specific performance objectives determined by the Board, in the form of a cash payment no later than March 15th of the calendar year that immediately follows the calendar year to which the bonus relates. All of Ms. Kapustina’s equity awards were unvested and forfeited at the time of her departure.

Sarah Olsen

In connection with Ms. Olsen’s appointment as our Chief Financial Officer and Chief Operating Officer, we entered into an employment agreement (the “Olsen Employment Agreement”), effective August 7, 2025, pursuant to which Ms. Olsen’s minimum annual base salary is $850,000, and she received two grants, an Initial Equity Award and a Secondary Equity Award (each, as defined in the Olsen Employment Agreement). Each of the Initial Equity Award and the Secondary Equity Award are comprised of time-based restricted stock units (“RSUs”) in an amount equal to 1% of common stock on a fully diluted basis as of August 7, 2025, with (i) 25% of the Initial Equity Award vesting on the one-year anniversary of the Effective Date and one thirty-sixth of the remaining Initial Equity Award vesting on each monthly anniversary thereafter, and (ii) the Secondary Equity Award vesting on a quarterly basis over forty-eight (48) months beginning on the Effective Date, with a quarterly tranche performance-vest as to one-sixteenth (1/16) of the overall Secondary Equity Award, with threshold performance measured at 1.4x a multiple of market capitalization of the Company over net asset value and maximum performance at 1.8x a multiple of market capitalization of the Company over net asset value, with straight-line interpolation between threshold and maximum performance levels (0%-100% of the applicable quarterly tranche), in each case subject to Ms. Olsen’s continued employment with the Company through the applicable date. In addition, Ms. Olsen will be eligible to receive an annual performance award with an annual target of 100% of her annual base salary, with achievement to be based on specific performance objectives determined by the Board, in the form of a cash payment no later than March 15th of the calendar year that immediately follows the calendar year to which the annual bonus relates. Ms. Olsen also received a one-time bonus with a total value of $1,500,000. This bonus was granted 50% in RSUs (i.e., $750,000 worth of RSUs) of the Company and the remaining 50% (less certain amounts) was delivered as cash. The equity portion of the bonus vested on the six-month anniversary of the Effective Date following the filing of the Company’s first quarterly report on Form 10-Q following the Effective Date.

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2025 Base Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The base salary of each of Mr. Cutaia, Ms. Kapustina, and Ms. Olsen were determined in accordance with their respective employment agreements, which were approved by the compensation committee. The base salary of Mr. Rivard was determined by the compensation committee.

Our board of directors and compensation committee may adjust base salaries from time to time in their discretion, subject, as applicable, to the terms of the NEO’s employment agreement.

2025 Annual Bonuses

When determining the amount of annual bonuses awarded to each of Ms. Olsen and Messrs. Cutaia and Rivard, the compensation committee considered, as to Mr. Rivard, the successful PIPE Financing and determined that his bonus would be in an amount of 35% of his salary then in effect and, as to Ms. Olsen and Mr. Cutaia, their contributions to the Company and the execution of the Company’s business strategy. Ms. Kapustina did not receive an annual bonus due to her transition announced in early 2026.

The actual bonuses earned by our named executive officers for 2025 performance are set forth in the Summary Compensation Table above in the “Bonus” column.

Equity-Based Compensation

We have granted RSUs and stock options to our NEOs to attract and retain them, as well as to align their interests with the interests of our stockholders.

Our stock options generally vest in quarterly installments on the first, second, third, and fourth anniversaries of the applicable grant date. Our RSUs generally vest as to one quarter of the award, on the first anniversary of the applicable grant date and in 36 equal monthly installments thereafter. In connection with our private placement with certain institutional investors consummated in August 2025 (the “PIPE Financing”), the vesting of unvested RSUs and options accelerated vesting.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and accidental death and dismemberment insurance.

Perquisites and Other Personal Benefits

We generally do not provide other perquisites/benefits to our NEOs. We maintain a 401(k) plan available to eligible employees. There is no Company match under this plan.

Resignation, Retirement, Other Termination, or Change-of-Control Arrangements

Corporate Action, Change of Control, and Extraordinary Performance Agreement

On October 31, 2024, the Company entered into a Corporate Action, Change of Control, and Extraordinary Performance Agreement (the “Agreement”) with Mr. Cutaia (the “Awardee”), pursuant to which the Company agreed to grant the Awardee fully vested RSUs, with each such RSU representing the right to be issued one share of common stock in connection with the occurrence of certain future triggering events or satisfaction of certain Revenue Milestones, as described below. The Company had entered into the Agreement in light of (i) the Company’s shares trading at a price resulting in a market cap significantly less than the Company’s net cash position, (ii) the Board of Directors’ determination that the Company was vulnerable to hostile takeover action and that any such action was not in the best interests of its stockholders, (iii) the absence of poison pill type provisions, and (iv) that due to previous reverse stock splits and other capital markets activities, the Company’s management and board members owned an insignificant number of shares and as such would have been ineffective in voting such shares to thwart any hostile takeover actions.

In connection with a triggering event, which included a Corporate Transaction or Change of Control, the executive’s termination without Cause, for Good Reason or due to death or Disability, each as defined in the Agreement and in any case occurring on or prior to December 31, 2025, the Awardee would have been entitled to 80,000 fully vested RSUs for each Measurement Date (as defined in the Agreement and described below) that could not be reached due to the Corporate Transaction, Change of Control or termination event.

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For the purposes of the Agreement, “Corporate Transaction” was defined to mean any person or Group (as defined in the Agreement) acquiring an ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing 13% or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is required to file a Schedule 13D (for greater than 5% ownership with intent to influence) with the SEC within 10 days of such acquisition.

In addition, “Change of Control” was defined to mean and include each of the following:

i.	any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock or the like (a “Group”), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company’s Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or

ii.	any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or

iii.	a majority of members of the Company’s Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

iv.	any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Pursuant to the Agreement, the Company also agreed to grant the Awardee fully vested RSUs based on the achievement of extraordinary performance-based quarterly revenue milestones as determined by the Board (the “Revenue Milestones”), as measured on specific dates: December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025 (each a “Measurement Date”), and required that the applicable Awardee had provided continuous services through the achievement of such milestones. Pursuant to the Agreement, the Awardee was entitled to receive between 40,000 and 80,000 RSU’s upon achieving the following Revenue Milestones: (i) between $500,000 and $900,000 as of December 31, 2024; (ii) between $1.1 million and $1.5 million as of March 31, 2025; (iii) between $1.7 million and $2.1 million as of June 30, 2025; (iv) between $2.3 million and $2.7 million as of September 30, 2025; and (v) $2.9 million and $3.3 million as of December 31, 2025. The achievement of each of the applicable quarterly Revenue Milestones on each Measurement Date was to be reasonably determined by the Company’s Board of Directors.

On July 31, 2025, the Awardee was granted 160,000 fully vested RSUs under the Agreement, constituting all of the RSUs contemplated under the Agreement with respect to the Revenue Milestones.

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Outstanding Equity Awards as of December 31, 2025

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Veronika Kapustina	—	—	—	—	—		631,864	(3)	$1,257,409

Sarah Olsen	—	—	—	—	—		669,820	(4)	$1,332,942

Rory J. Cutaia	—	—	—	—	—		12,146	(5)	$24,171
	30	—	—	$1,760.00	11/16/2027	(2)	—		—
	1,802	—	—	$222.00	06/20/2028	(2)	—		—
	744	—	—	$222.00	06/20/2028	(2)	—		—

Bill Rivard	19	—	—	$14,400.00	11/16/2026	(2)	—		—

(1)	25% vesting on the first, second, third, and fourth anniversaries from the grant date, which in each case, is five years prior to the option expiration date. Unvested options and RSUs that were outstanding at the time of the PIPE Financing were accelerated in August 2025.

(2)	All options have fully vested.

(3)	25% of the RSUs vest on August 7, 2026, and one 1/36th of the remaining RSUs will vest on each subsequent monthly anniversary thereafter. Mr. Kapustina ceased serving at the Company in April 2026 and, as a result, forfeited all of her then outstanding RSUs.

(4)	25% of the RSUs vest on August 7, 2026, and one thirty-sixth of the remaining RSUs will vest on each subsequent monthly anniversary thereafter. However, 37,956 RSUs vest on the six-month anniversary following the Company’s successful and timely filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.

(5)	RSUs vest over a 1-year period. Mr. Cutaia is no longer employed by the Company and forfeited all of his outstanding RSUs on the date of termination.

Pay vs. Performance

The following table sets forth compensation information for our principal executive officer(s) and our other named executive officers, referred to below as the Non-CEO NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2025, 2024 and 2023.

Year	Summary Compensation Table Total for Ms. Kapustina (1)	Compensation Actually Paid to Ms. Kapustina (2)	Summary Compensation Table Total for Mr. Cutaia(1)	Compensation Actually Paid to Mr. Cutaia(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss) (in thousands)
2025	$4,767,435	$1,595,477	$7,900,185	$8,057,275	$3,512,538	$1,673,999	$5.78	$(148,479)
2024	$—	$—	$1,730,000	$1,502,360	$479,000	$385,343	$19.00	$(10,329)
2023	$—	$—	$976	$340	$429	$312	$2.62	$(21,994)

(1)	Ms. Kapustina served as CEO from August 8, 2025 through the end of 2025. Mr. Cutaia served as CEO for all of 2023, 2024 and from January 1, 2025 through August 7, 2025. For 2025, the non-CEO NEOs were Sarah Olsen and Bill J. Rivard. For 2024, the non-CEO NEO was Bill J. Rivard. For 2023, the non-CEO NEOs were Bill J. Rivard and Salman H. Khan.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. See Tables below for further information.

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(3)	The dollar amounts reported are the average of the total compensation reported for our non-CEO NEOs, in the Summary Compensation Table for fiscal years 2025, 2024 and 2023.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our non-CEO NEOs. See Table below for more information.

(5)	For each fiscal year, reflects the cumulative shareholder return, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on December 30, 2022 and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year.

To calculate the amounts in the “Compensation Actually Paid to Ms. Kapustina” column in the table above, the following amounts were deducted from and added to (as applicable) our Ms. Kapustina’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Ms. Kapustina	Reported Value of Equity Awards for Ms. Kapustina (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Ms. Kapustina
2025	$4,767,435	$4,429,367	$(3,171,958)	$—	$—	$—	$1,595,477
2024	$—	$—	$—	$—	$—	$—	$—
2023	$—	$—	$—	$—	$—	$—	$—

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table.

To calculate the amounts in the “Compensation Actually Paid to Mr. Cutaia” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Mr. Cutaia	Reported Value of Equity Awards for Mr. Cutaia (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Mr. Cutaia
2025	$7,900,185	$7,200,508	$(215,834)	$—	$221,549	$151,375	$8,057,275
2024	$1,730,000	$500,000	$(166,665)	$(54,220)	$—	$(6,755)	$1,502,360
2023	$976,045	$516,670	$(398,455)	$(184,863)	$(25,877)	$(26,726)	$340,124

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table.

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2025	$3,512,538	$2,702,184	$(1,923,212)	$—	$49,850	$34,823	$1,673,999
2024	$479,000	$225,000	$(74,970)	$(14,454)	$—	$(4,233)	$385,343
2023	$429,329	$126,874	$(76,102)	$(5,827)	$(22,708)	$(12,674)	$312,018

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table.

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the three-year period ended December 31, 2025 decreased by 99.85% compared to (a) an increase in “compensation actually paid” to Mr. Cutaia from $340,124 in 2023 to $7,997,598 in 2025 and (b) an increase in “compensation actually paid” to our non-CEO NEOs from $312,018 in 2023 to $1,673,999 in 2025. In addition, our net loss increased by 575%, from $21,994,000 in 2023 to $148,479,000 in 2025 compared to the aforementioned changes in “compensation actually paid” to our Mr. Cutaia and non-CEO NEOs. We are not providing similar relational information Ms. Kapustina as there is only one year of “compensation actually paid” being reported.

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DIRECTOR COMPENSATION

The following table sets forth the compensation paid to each non-employee director serving on our Board during the year ended December 31, 2025. As Mr. Cutaia served as an executive officer for a portion of the year, the compensation he received for service as a director is included in the Summary Compensation Table and is not reflected in this section. None of the other directors received compensation for services rendered to us in any other capacity.

Name(1)	Fees earned or paid in cash ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	Total ($)
Nicolas Cary	74,597	—	292,500	367,097
Kenneth S. Cragun	45,161	—	270,200	315,361
James P. Geiskopf	244,516	—	6,620,499	6,865,015
Tucker Highfield	59,677	—	240,000	299,677
Edmund C. Moy	45,161	85,938	190,200	321,299
Evan Sohn	59,677	—	240,000	299,677
Manuel Stotz	—	—	—	—

(1)	Effective as of August 7, 2025, in connection with PIPE Financing, Messrs. Cragun, Geiskopf, and Edmund C. Moy resigned from the Board, and Messrs. Cary, Highfield, Sohn and Stotz were appointed to the Board.

(2)	Amounts reflect the cash retainers earned by the directors for their service during the fiscal year ended December 31, 2025.

(3)	Amounts shown represent the grant date fair value of options granted as calculated in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in this column, see Note 11 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2025 by each non-employee director who served during 2025.

Name	Shares Underlying Options Outstanding at Fiscal Year End(5)	Number of Shares Underlying RSUs at Fiscal Year End(5)
Nicolas Cary	—	14,803
Kenneth S. Cragun	—	—
Rory Cutaia	2,576	12,146
James P. Geiskopf	—	—
Tucker Highfield	—	12,146
Edmund C. Moy	23,400	—
Evan Sohn	—	12,146
Manuel Stotz	—	—

(4)	Amounts reflect the grant-date fair value of stock awards granted during fiscal year ended December 31, 2025 calculated in accordance with ASC Topic 718. For more information regarding the stock awards granted to Mr. Geiskopf during 2025 and subsequently forfeited, see “Certain Relationships and Related Person Transactions” below.

(5)	In connection with the PIPE Financing, unvested RSUs and options held by Messrs. Cragun, Geiskopf and Moy accelerated in August 2025.

Narrative Disclosure to Director Compensation Table

Prior to the PIPE Financing, our non-employee directors were eligible to receive $75,000 with the Lead Independent Director eligible to receive $240,000. Following the PIPE Financing, in 2025, our non-employee directors were eligible to receive a stock grant of $240,000, in the form of RSUs, and annual cash compensation of $150,000. For the Company’s audit committee chairperson, he is eligible to receive a stock grant of approximately $292,500, in the form of RSUs, and annual cash compensation of $187,500.

Our directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our Board may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

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PROPOSAL 3 – APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

We encourage our stockholders to review the “Executive Compensation” section and the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement for more information. As described therein, we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to enable us to retain key management whose skill sets are uniquely tailored to our business model. Consistent with the response to the advisory vote of our stockholders at our 2025 Annual Meeting of Stockholders regarding the recommended frequency of such an advisory resolution, we intend to present this proposal to stockholders on an annual basis. The next such advisory vote to approve NEO compensation is expected to occur at the next Annual Meeting of Stockholders, which is expected to be held in or about June 2027.

As an advisory approval, this proposal is not binding upon us or our Board. However, the Board, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of TON Strategy Company approve, on an advisory basis, the fiscal year 2025 compensation of TON Strategy Company’s named executive officers as described in the “Executive Compensation” section and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in TON Strategy Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as described in the “Executive Compensation” section and in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement.

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PROPOSAL 4 – APPROVE THE ADOPTION OF THE TON STRATEGY COMPANY 2026 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the TON Strategy Company 2026 Equity Incentive Plan, or the 2026 Plan, and its material terms so that we may continue to achieve our goals of attracting, motivating, and retaining the services of key individuals essential to our long-term growth and financial success, through grants of equity awards, which our board of directors believes to be in the best interests of the Company and its stockholders.

As further described below, the 2026 Plan provides for grants of equity awards to executives and employees of the Company as well as non-employee directors and consultants. We rely on equity awards to retain and attract key employees and other service providers and believe that equity incentives are necessary for us to remain competitive with regard to retaining and attracting highly qualified individuals upon whom, in large measure, the future growth and success of the Company depend. The availability of an equity plan under which we may grant such awards is an important factor in fulfilling these purposes. The board of directors adopted the 2026 Plan subject to the approval of our stockholders at the Annual Meeting.

If stockholders approve the 2026 Plan, the 2026 Plan will become effective as of such approval date. In general, if our stockholders approve the 2026 Plan, a maximum of 10,000,000 shares of our common stock will be reserved for issuance under the 2026 Plan. The shares available for issuance are described further in the summary of the 2026 Plan below.

In determining the number of additional shares of our common stock to be reserved for issuance under the 2026 Plan, the Compensation Committee and the Board of Directors considered:

●	That no future awards are expected to be granted under our 2019 Stock Incentive Plan, or 2019 Plan; and

●	The sustained need to attract and compete for outstanding and qualified talent in order to advance our long-term growth and financial success.

If stockholders approve our 2026 Plan, we expect the number of shares of our common stock to be reserved for issuance under the 2026 Plan to be sufficient to permit us to continue granting equity-based compensation at appropriate levels for the next 3 years, although our actual share usage could deviate significantly from our expected share usage if our stock price is subject to material changes.

If stockholders do not approve our 2026 Plan, we will be unable to continue making grants of equity awards, jeopardizing our ability to attract and retain the talent critical for us to continue and succeed in our business.

Reasons for Voting for the Proposal

The 2026 Plan provisions are designed to reflect corporate governance best practices, including, without limitation:

●	Administration. The 2026 Plan will be administered by the board of directors or the compensation committee, which committee consists entirely of independent non-employee directors.

●	Flexibility in Designing Equity Compensation Programs. The 2026 Plan allows us to provide a broad array of equity incentives, including stock options, stock appreciation rights, restricted stock awards, RSU awards, performance unit awards and performance share awards. By providing this flexibility, we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

●	No “Evergreen” Provision; Stockholder Approval Is Required for Additional Shares. The 2026 Plan does not provide for an automatic annual increase in shares available for grant based on the number of outstanding shares of common stock and instead fixes the maximum number of shares available for future grants. Stockholder approval is required to increase that number.

●	No Discounted Stock Options or Stock Appreciation Rights. The 2026 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our common stock on the date the award is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

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●	No Repricing of Stock Options or Stock Appreciation Rights, nor Exchange of Awards. The 2026 Plan generally prohibits the repricing of stock options or stock appreciation rights as well as any award exchange program under which outstanding awards are being cancelled in exchange for new awards of the same type, a different type, and/or cash.

●	No Liberal Share Counting Provisions. Shares used to pay the exercise or purchase price of an award or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the 2026 Plan. With respect to stock appreciation rights settled in shares, the gross number of shares exercised under the stock appreciation right award will cease to be available under the 2026 Plan. No shares purchased by us with proceeds received from the exercise of an option will become available for issuance under the 2026 Plan.

●	No Automatic Grants. The 2026 Plan does not provide for “reload” or other automatic grants to participants.

●	Clawback. The 2026 Plan provides that awards granted under the 2026 Plan will be subject to our clawback policy, which we adopted in 2023 to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq listing standards, as may be amended and in effect from time to time, and subject to any other clawback required by, and clawback policy we may adopt to comply with, applicable laws. The administrator of the 2026 Plan also may impose forfeiture, recovery or recoupment of awards granted under the 2026 Plan pursuant to such terms specified by such administrator in an award agreement.

●	No Liberal Definition of “Change in Control.” The Change in Control definition contained in the 2026 Plan is not a “liberal” definition that would be activated on mere stockholder approval of a transaction.

●	No Single-Trigger Vesting Acceleration upon a “Change in Control.” In a change in control, awards will be treated as determined by the 2026 Plan administrator. The 2026 Plan does not provide for automatic vesting of awards upon a change in control for executives, employees, or consultants unless the award is not assumed or substituted. As is typical for non-employee director equity awards, awards granted under the 2026 Plan to our non-employee directors accelerate in full upon the occurrence of a change in control.

●	No Dividends on Unvested or Unexercised Awards. Under the 2026 Plan, no dividends and other distributions may be paid with respect to any shares underlying the unvested or unexercised and issued portion of an award.

●	Limited Transferability. Awards under the 2026 Plan generally may not be sold, assigned, transferred or disposed of other than by will or by the laws of descent and distribution.

●	No Tax Gross-ups. The 2026 Plan does not provide for any tax gross-ups.

Summary of the 2026 Plan

The following paragraphs provide a summary of the main features of the 2026 Plan and its operation. However, this summary does not provide a complete description of all of the 2026 Plan’s provisions and is qualified in its entirety by the specific language of the 2026 Plan. A copy of the 2026 Plan is provided as Appendix A to this Proxy Statement.

Purposes of the 2026 Plan

The purposes of the 2026 Plan are to attract and retain the best available personnel; to provide additional incentive to employees, directors, and consultants; and to promote the success of our business. These incentives are provided through the grant of equity awards, which may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, or RSUs, performance units and performance shares, as the administrator (as defined below) may determine.

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Shares Available for Issuance

If the 2026 Plan is approved, the total number of shares of our common stock that will be reserved for issuance under the 2026 Plan will be 10,000,000 shares, subject to adjustment for changes in capitalization of the Company as provided in the 2026 Plan and for adjustment as shares return to the 2026 Plan as described in the paragraph below. The shares of our common stock issued pursuant to the 2026 Plan may be authorized, but unissued or reacquired common stock.

If any award granted under the 2026 Plan expires or becomes unexercisable without having been exercised in full or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited to or repurchased by us due to failure to vest, then the unpurchased, forfeited, or repurchased shares of our common stock subject to such award will become available for future grant or sale under the 2026 Plan. Upon the exercise of stock appreciation rights, the gross number of shares of our common stock so exercised will cease to be available under the 2026 Plan. Shares of our common stock actually issued under the 2026 Plan pursuant to any award will not be returned to the 2026 Plan for future distribution thereunder, other than if shares issued pursuant to awards of restricted stock, RSUs, performance units or performance shares are repurchased by the Company or are forfeited to the Company due to the failure to vest (which shares will become available for future grant under the 2026 Plan). Shares otherwise issuable under an award granted under the 2026 Plan that are used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the 2026 Plan. If an award is paid out in cash rather than shares of our common stock, such payment will not reduce the number of shares of our common stock available for issuance under the 2026 Plan. No shares purchased by us with proceeds received from the exercise of an option or stock appreciation right will become available for issuance under the 2026 Plan.

Certain Limitations

The administrator may not implement a program under which awards granted under the 2026 Plan are surrendered or cancelled in exchange for different awards (whether the same or different type as the cancelled award and whether having higher or lower exercise prices and different terms) and/or cash, an outstanding award granted under the 2026 Plan is transferred to a financial institution or other person or entity selected by the administrator, or the exercise price of any outstanding award under the 2026 Plan is reduced.

No right to receive dividends or any other rights as a stockholder will exist for shares of our common stock subject to any options or stock appreciation rights granted under the 2026 Plan until such shares are issued under the award, including without limitation notwithstanding any exercise of such award. Further, no adjustment will be made for a dividend or other right for which the record date is before the date the shares are issued under such award, except with respect to certain changes in capitalization of the Company as specified in the 2026 Plan. Unless the administrator provides otherwise, holders of restricted stock that have not yet vested and become transferable will be entitled to receive all dividends and other distributions paid with respect to the shares, provided that any such dividends or distributions will be subject to the same vesting criteria and forfeitability provisions as the shares of restricted stock with respect to which they were paid. With respect to RSUs, performance units, and performance shares, until such shares are issued, no right to receive dividends or any other rights as a stockholder will exist with respect to such shares, unless determined otherwise by the administrator; provided, however, that any such dividends or distributions that the administrator determines will be payable with respect to such shares will be subject to the same vesting criteria and forfeitability provisions as the shares subject to the award with respect to which they were paid.

Administration

The board of directors, any directors or other individuals satisfying applicable laws appointed by the board of directors or any duly authorized committee of the board of directors, may administer the 2026 Plan. For purposes of this summary of the 2026 Plan, the term “administrator” will refer to the board of directors or any such committee designated to administer the 2026 Plan. To the extent desirable to qualify transactions as exempt under Rule 16b-3 of the Exchange Act, applicable transactions under the 2026 Plan will be structured to satisfy such requirements for exemption. The 2026 Plan also authorizes the administrator to delegate to one or more individuals the day-to-day administration of the 2026 Plan and any of the functions assigned to it in the 2026 Plan, subject to applicable laws.

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Subject to the terms of the 2026 Plan, the administrator has the sole discretion to determine the awards to be granted and select the service providers who will receive awards; to determine the terms and conditions of awards; to approve forms of award agreements for use with the 2026 Plan; to modify or amend each award (subject to the repricing restrictions of the 2026 Plan); and to interpret the provisions of the 2026 Plan and outstanding awards. The administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The administrator may permit a participant to satisfy tax withholdings for an award pursuant to procedures the administrator specifies, which may include (without limitation) by (a) paying cash or cash equivalent, (b) having us withhold cash or shares otherwise deliverable to the participant, (c) delivering already-owned shares of our common stock, or (d) selling shares otherwise deliverable to the participant (whether through a broker or otherwise), (e) such other consideration and method of payment as determined by the administrator subject to applicable laws, or (f) a combination of the above. The shares used for tax withholdings in the case of the methods under (b), (c) and (d) above will have a fair market value equal to the minimum statutory amount (or with respect to (d) above, the amount otherwise required to be withheld), or if determined by the administrator, with respect to (a) through (f) above, up to the maximum federal, state or local rates applicable to the participant or a greater amount if such greater amount will not result in adverse accounting consequences, as determined by the administrator. The administrator may make rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws and may make all other determinations deemed necessary or advisable for administering the 2026 Plan. All decisions, determinations and interpretations by the administrator will be final and binding on all holders of awards granted under the 2026 Plan and be given the maximum deference permitted by applicable laws.

Eligibility

Stock options, stock appreciation rights, restricted stock, RSUs, performance units and performance shares may be granted to our non-employee directors, and to employees (including our officers) and consultants of the Company or any of its parents, subsidiaries, or affiliate entities. An affiliate entity generally refers to any entity that directly or indirectly controls, or is controlled by, or is under common control with, the Company. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2026, we had approximately 23 employees, 4 non-employee directors, and 8 consultants.

Stock Options

An option gives a participant the right to purchase a specified number of shares of our common stock for a fixed exercise price during a specified period of time.

Except in limited circumstances relating to certain transactions, as set forth in the 2026 Plan, the exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant, and further, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours (a “ten percent stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options held by a participant which first become exercisable by such participant during any calendar year also may not exceed $100,000. The fair market value of our common stock is generally the closing sales price of our stock on the date of determination, as reported on The Nasdaq Stock Market.

Options will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement, subject to the minimum vesting limitation described above.

Unless provided otherwise by the administrator, upon the termination of a participant’s service, the unvested portion of the participant’s option expires. The vested portion of the option will remain exercisable for the period following the participant’s termination of service that was determined by the administrator and specified in the participant’s award agreement, and if no such period was determined by the administrator, such portion will remain exercisable for: (i) 3 months following termination of the participant’s service for reasons other than death or disability, or (ii) 12 months following termination of the participant’s service due to death or disability. However, if the exercise of an option is prevented by applicable law, the exercise period may be extended under certain circumstances described in the 2026 Plan. In no event will the option be exercisable after the end of the option’s term.

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The maximum term of an option will be specified in the award agreement but may not be more than ten years (or five years for an incentive stock option granted to a ten percent stockholder).

The 2026 Plan provides that the administrator will determine the acceptable form(s) of consideration for exercising an option, which may consist of cash, check, promissory note (to the extent permitted by applicable law), other shares of our common stock with a fair market value on the date of surrender equal to the aggregate exercise price of the shares being exercised (provided that payment using such shares will not result in adverse accounting consequences to us, as determined by the administrator), payment under a cashless exercise program implemented by us for purposes of the 2026 Plan, net exercise, such other method permitted by applicable laws, or any combination of these methods. An option will be deemed exercised when we receive the notice of exercise and full payment of the exercise price for the shares of our common stock to be exercised, together with applicable tax withholdings.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date an award is granted and the date it is exercised. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying: (i) the difference between the fair market value of a share on the date of exercise and the exercise price by (ii) the number of shares exercised under the stock appreciation right. We may pay the appreciation in cash, in shares of our common stock, or a combination of both. Each stock appreciation right granted under the 2026 Plan will be evidenced by an award agreement specifying the exercise price and the other terms and conditions of the award.

Except in limited circumstances relating to certain transactions, as set forth in the 2026 Plan, the exercise price per share of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Stock appreciation rights will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement, subject to the minimum vesting limitation described above.

Unless provided otherwise by the administrator, upon the termination of a participant’s service, the unvested portion of the participant’s award of stock appreciation rights expires. The vested portion of such award will remain exercisable for the period following the participant’s termination of service that was determined by the administrator and specified in the participant’s award agreement, and if no such period was determined by the administrator, the vested portion of the award will remain exercisable for: (i) 3 months following termination of the participant’s service for reasons other than death or disability, or (ii) 12 months following termination of the participant’s service due to death or disability. However, if the exercise of an award of stock appreciation rights is prevented by applicable law, the exercise period may be extended under certain circumstances described in the 2026 Plan. In no event will an award of stock appreciation rights be exercisable after the end of the award’s term.

The maximum term of a stock appreciation right will be specified in the award agreement but may not be more than ten years.

Restricted Stock Awards

Awards of restricted stock are grants of shares of our common stock (including pursuant to the purchase of shares by the participant, such as upon early exercise of an option) that vest in accordance with the terms and conditions established by the administrator in its sole discretion, subject to the minimum vesting limitation described above. Unless otherwise provided by the administrator, a participant will forfeit any shares of restricted stock that have not vested by the date set forth in the award agreement (typically, as of the termination of the participant’s service). Each restricted stock award granted will be evidenced by an award agreement specifying the number of shares of our common stock subject to the award and the other terms and conditions of the award.

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Unless the administrator provides otherwise, participants holding shares of restricted stock will have voting rights with respect to such shares and have the rights to dividends and other distributions as described further above under the section titled “Certain Limitations.” The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Unless the administrator determines otherwise, the Company as escrow agent will hold shares of restricted stock until the restrictions have lapsed. Subject to the terms of the 2026 Plan, the administrator, in its sole discretion, may determine that an award of restricted stock will not be subject to any vesting period.

Restricted Stock Units

Each RSU is a bookkeeping entry that represents an amount equal to the fair market value of a share of our common stock and becomes payable if the performance goals or other vesting criteria set by the administrator are achieved or the RSU otherwise vests. Each award of RSUs granted under the 2026 Plan will be evidenced by an award agreement specifying the number of shares of our common stock subject to the award and other terms and conditions of the award.

The administrator may set vesting conditions based upon the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, or that an award of RSUs will not be subject to any vesting period, in each case in its discretion, subject to the minimum vesting limitation described above.

After an award of RSUs has been granted, the administrator has the discretion to reduce or waive any restrictions or vesting criteria that must be met to receive a payout. Unless determined otherwise by the administrator, a participant will forfeit any unearned RSUs as of the date set forth in the award agreement (typically, as of the termination of his or her service). The administrator in its sole discretion may pay earned RSUs in cash, shares of our common stock, or a combination of both.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant if performance goals established by the administrator are achieved or the awards otherwise vest. Generally, each award of performance units or performance shares will have an initial value established by the administrator on or before the date of grant. Each award of performance units or performance shares granted under the 2026 Plan will be evidenced by an award agreement specifying the vesting conditions, including any performance objectives and the relevant performance period and other terms and conditions of the award. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, in its discretion, subject to the minimum vesting limitation described above.

The administrator has the discretion to settle earned performance units or performance shares in the form of cash, shares of our common stock, or a combination of both. Subject to the terms of the 2026 Plan, the administrator has the discretion to reduce or waive any vesting provisions for performance units or performance shares. Unless determined otherwise by the administrator, a participant will forfeit any performance units or performance shares that have not been earned or have not vested as of the date set forth in the award agreement (typically, as of the termination of his or her service).

Transferability of Awards

Unless determined otherwise by the administrator, awards granted under the 2026 Plan generally are not transferable other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, the award will contain such additional terms and conditions as the administrator deems appropriate.

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Adjustments

In the event of any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of shares of our common stock or our other securities or other change in our corporate structure affecting our common stock (other than any ordinary dividends or other ordinary distributions), the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2026 Plan, will adjust the number and class of shares that may be delivered under the 2026 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the numerical share limits under the 2026 Plan discussed above in the section titled “Shares Available for Issuance.”

Dissolution or Liquidation

In the event of a proposed dissolution or liquidation of the Company, the administrator will notify each participant under the 2026 Plan as soon as practicable before the effective date of such proposed transaction. Unless provided otherwise by the administrator, to the extent it has not been previously exercised, vested or settled (as applicable), an award will terminate immediately prior to consummation of such proposed action.

Change in Control

The 2026 Plan provides that, in the event of our merger with or into another company or entity or our Change in Control (as defined in the 2026 Plan), each award will be treated as the administrator determines, which may include (without limitation) that awards be (a) assumed or substantially equivalent awards substituted by the acquiring or succeeding entity or its affiliate, with appropriate adjustments made; (b) continued by the Company, subject to any adjustment as described above; (c) upon written notice to the participant, terminated upon or immediately before such merger or Change in Control; (d) vested and exercisable, realizable or payable, or that restrictions applicable to the award will lapse, in whole or in part before or upon such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately before such merger or Change in Control; (e) (i) terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for purposes of clarity, which may result in no payment if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights), or (ii) replaced with other rights or property selected by the Administrator in its sole discretion; or (f) treated in any combination of the foregoing. The administrator will not be required to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly in the transaction.

If the successor or its affiliate does not assume or substitute for the award (or portion thereof), and the Company does not continue the award (or portion thereof), as described above, the participant will fully vest in and have the right to exercise such options and stock appreciation rights to the extent not assumed, substituted for or continued, and all restrictions on such restricted stock, RSUs, performance units or performance shares will lapse. With respect to such awards or portions thereof with performance-based vesting that are not so assumed, substituted for or continued, all such performance goals or other vesting criteria will be deemed achieved at target levels, and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable award agreement or other written agreement authorized by the administrator between the participant and the Company or any of its subsidiaries, parents or affiliates, as applicable. In addition, unless specifically provided otherwise under the applicable award agreement or other written agreement authorized by the administrator between the participant and the Company or any of its subsidiaries, parents or affiliates, as applicable, to the extent that an option or stock appreciation right (or portion thereof) is not assumed, substituted for or continued in the event of such merger or Change in Control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right (or portion thereof) will be exercisable for a period of time determined by the administrator, in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Any award granted to a non-employee director while such individual was a non-employee director, regardless of whether such award is assumed, substituted for, or continued, will fully vest immediately prior to a merger of the Company with or into another corporation or other entity or a Change in Control, provided that the participant remains a service provider through the time immediately prior to such merger or Change in Control, and the participant will have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which otherwise would not be vested or exercisable prior to such, all restrictions on restricted stock, RSUs, performance units, and performance shares will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable award agreement or other written agreement authorized by the administrator between the participant and the Company or any of its subsidiaries, parents or affiliates, as applicable.

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Forfeiture Events

Awards under the 2026 Plan will be subject to any applicable compensation recoupment policy that we adopt from time to time as required by law, any clawback policy in effect when the award is granted under the 2026 Plan (including our clawback policy adopted in November 2023, which may be amended and in effect from time to time), and any other clawback that is necessary or appropriate to comply with applicable laws. In addition, the administrator may specify in an award agreement that a participant’s award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursements or reacquisition upon certain specified events, in addition to any otherwise applicable vesting or performance requirements. These events may include without limitation, termination for cause or any action or inaction by the participant that would constitute cause for termination. No recovery pursuant to these recoupment provisions under the 2026 Plan will constitute or contribute to any right of a participant to resign for good reason or any constructive termination of the participant under any agreement with us or any parent, subsidiary or affiliate of ours, unless the applicable provision in the 2026 Plan specifically is mentioned and waived in the award agreement or other applicable document.

Termination or Amendment

The 2026 Plan will continue in effect until terminated by the administrator pursuant to its terms. Notwithstanding the foregoing, no options that qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, may be granted after ten (10) years from the date of board of directors approval of the 2026 Plan (or if earlier, upon termination of the 2026 Plan by the administrator). The administrator may amend, alter, suspend, or terminate the 2026 Plan at any time and for any reason; provided that the Company will obtain stockholder approval of an amendment of the 2026 Plan to the extent approval is necessary or desirable to comply with any applicable laws. Further, no amendment, alteration, suspension, or termination may materially impair the rights of any participant generally unless mutually agreed otherwise between the participant and the administrator.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2026 Plan. The summary is based on existing U.S. federal income tax laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Stock Options

Options granted under the 2026 Plan may be either “incentive stock options,” within the meaning of Section 422 of the Code, or nonstatutory stock options.

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the participant to the alternative minimum tax and may affect the determination of the participant’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year as exercise). If the participant exercises an incentive stock option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price generally will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date generally is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise (unless the shares are sold or otherwise disposed of in the same year as exercise). In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

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Any options that do not qualify as incentive stock options are referred to as nonstatutory stock options. No taxable income is reportable when a nonstatutory stock option, with an exercise price per share at least equal to the fair market value of a share of the underlying common stock on the date of grant, is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to any excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with the exercise of a nonstatutory stock option by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant, and will be either long term or short term depending on whether the shares were held for more than one year.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right, with an exercise price per share equal to at least the fair market value of a share of the underlying common stock on the date of grant, is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of any cash received and the fair market value of any shares of our common stock received. Any taxable income recognized in connection with the exercise of a stock appreciation right by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant, and will be either long term or short term depending on whether the shares were held for more than one year.

Restricted Stock Awards

No taxable income is reportable when an award of restricted stock is granted to a participant. Instead, the participant will recognize ordinary income in the first taxable year in which the shares underlying the award becomes transferable or no longer subject to a substantial risk of forfeiture, at the then fair market value of the shares. However, a participant who is granted a restricted stock award may elect to recognize ordinary income at the time the participant receives shares under the award in an amount equal to the then fair market value of the shares less any amount paid for the shares. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the restricted stock generally will be treated as capital gain or loss, and will be either long term or short term depending on whether the shares were held for more than one year.

Restricted Stock Unit, Performance Shares and Performance Unit Awards

A participant generally will not have taxable income at the time an award of RSUs, performance units or performance shares are granted. Instead, the participant will recognize ordinary income in an amount equal to the amount of any cash received and the fair market value of any shares of our common stock issued to the participant upon vesting or, if later, the settlement of the award. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the RSUs, performance units or performance shares generally will be treated as capital gain or loss, and will be either long term or short term depending on whether the shares were held for more than one year.

Medicare Surtax

A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2026 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

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Section 409A

Section 409A of the Code, or Section 409A, provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2026 Plan with a deferral feature will be subject to the requirements of Section 409A. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (for example, the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are key employees under Section 409A, and subject to certain exceptions, Section 409A requires that distributions in connection with his or her separation from service commence no earlier than six months after such separation from service.

If an award granted under the 2026 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as potential penalties and interest, on such deferred compensation. Certain states such as California have enacted laws similar to Section 409A which impose additional taxes, and potential penalties and interest, on nonqualified deferred compensation arrangements that fail to comply with such state laws. We will also have withholding and reporting requirements with respect to such amounts. The 2026 Plan provides that neither we nor any of our parents, subsidiaries or affiliates will have any obligation to reimburse, indemnify, or hold harmless a participant or any other person in respect of awards granted under the 2026 Plan for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2026 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” within the meaning of Section 162(m) of the Code. Under Section 162(m) of the Code, the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Plan Benefits

Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2026 Plan. The benefits that will be awarded or paid under the 2026 Plan are not currently determinable. The number of awards that an employee, director, or consultant may receive under the 2026 Plan is in the discretion of the administrator and therefore cannot be determined in advance. Any future awards granted to eligible participants under the 2026 Plan will be made at the discretion of the administrator, and no such determination as to future awards or who might receive them has been made.

The following table sets forth: (i) the aggregate number of shares subject to the stock options and RSUs restricted stock awards (“RSAs”) granted under the 2019 Incentive Plan during our fiscal year 2025 to each of our named executive officers; executive officers who are currently employed with us, as a group; current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (ii) the grant-date value of shares subject to such awards.

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Name and Position or Group	Number of Shares Subject to Stock Options Granted	Dollar Value of Stock Options Granted(1)	Number of Shares Subject to RSUs or RSAs Granted		Dollar Value of RSUs or RSAs Granted(1)
Kevin Wilson(2) Chief Executive Officer and President	—	—	—		—
Sarah Olsen Chief Financial Officer, Chief Operating Officer and Treasurer	—	—	669,820		$5,179,367
Bill Rivard Chief Accounting Officer	—	—	34,143	(3)	$225,000
Veronika Kapustina Former Chief Executive Officer			631,864	(4)	4,429,367
Rory Cutaia Former President, Chief Executive Officer, Secretary, and Treasurer			848,019	(5)	7,200,508
Executive officers as a group	—	—	1,015,871		$7,590,842
Current directors who are not executive officers as a group	—	—	39,095		$772,500
Employees, including all current officers who are not executive officers, as a group	—	$—	10,000	(6)	$95,100

(1)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718.

(2)	The Board of Directors has appointed Mr. Wilson as our Chief Executive Officer, effective May 4, 2026.

(3)	Grant occurred on January 7, 2025, while Mr. Rivard was the interim Chief Financial Officer. The RSU vesting for this grant was accelerated in August 2025.

(4)	Ms. Kapustina left the Company in April 2026 and, as a result, all her then outstanding RSUs were forfeited.

(5)	Mr. Cutaia’s employment was terminated in February 2026.

(6)	All 10,000 shares disclosed in this row are subject to an RSA. All other shares disclosed in this column are subject to RSUs.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the 2026 Equity Incentive Plan.

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PROPOSAL 5 – APPROVE AN AMENDMENT TO THE COMPANY’S 2019 STOCK AND INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

General

On November 11, 2019, our Board approved our 2019 Stock and Incentive Compensation Plan, or the 2019 Incentive Plan, and on December 20, 2019, our stockholders approved and adopted the 2019 Incentive Plan with an initial share reserve of 8,000,000 shares of common stock authorized under the 2019 Incentive Plan. On September 2, 2020, our Board approved an amendment to the 2019 Incentive Plan to add 8,000,000 shares of common stock authorized under the 2019 Incentive Plan for a total of 16,000,000, and on October 16, 2020, our stockholders approved the amendment.

On February 17, 2023, our Board approved an amendment to the 2019 Incentive Plan to add 15,000,000 shares of common stock authorized under the 2019 Incentive Plan for a total of 31,000,000 shares of common stock authorized for issuance under the 2019 Incentive Plan, and on April 10, 2023 our stockholders approved the amendment.

On April 10, 2023, our shareholders also approved a reverse stock split and, on April 10, 2023, our Board approved a 40-for-1 ratio for the reverse stock split, and we effected the split on April 19, 2023, or the 2023 Stock Split. In connection with the 2023 Stock Split, we did not except the share reserve increase from the 2023 Stock Split and, therefore, the share reserve increase under the 2019 Incentive Plan was 375,000 shares.

On September 26, 2024, our shareholders approved a reverse stock split. On September 26, 2024, the Board approved a 200-for-1 ratio for the reverse stock split, and we effected the split on October 9, 2024, or the 2024 Stock Split. In connection with the 2024 Stock Split, we did not amend the 2019 Incentive Plan to increase its share reserve. At the time the 2024 Stock Split was effected, after giving effect to both the 2023 Stock Split and the 2024 Stock Split, a total of 3,875 shares of common stock were authorized for issuance under the 2019 Incentive Plan.

We determined that a number of equity awards granted pursuant to the 2019 Incentive Plan, or shares issued thereby, were inadvertently issued in excess of the amount available under the shareholder approved 2019 Incentive Plan. As of March 31, 2026, equity awards totaling 3,700,428 shares of common stock have been issued under the 2019 Incentive Plan. We believe that equity awards totaling approximately 3,692,333 shares of common stock have been issued in excess of the reserves under the 2019 Incentive Plan, after giving effect to both the 2023 Stock Split and the 2024 Stock Split. We expect that the number of outstanding grants made in excess of the amount available under the 2019 Incentive Plan will be reduced by approximately 1,664,833 shares, or the D&O Forfeited Shares, as a result of: (i) certain award recipients who were our directors and/or officers are no longer service providers to the Company, and therefore their awards expired and no shares vested subject to those awards, pursuant to the terms of the applicable awards and (ii) our offer to certain 2019 Incentive Plan participants, who are our directors and officers, to forfeit their equity awards granted pursuant to or after our August 7, 2025 private placement transaction. Those directors and officers have accepted our offer and have forfeited their respective awards. We expect to issue substantively similar awards under our 2026 Equity Incentive Plan to those directors and officers who forfeited their respective awards and continue to provide services to the Company.

Proposal

Our Board recommends approval of the amendment to the 2019 Incentive Plan to increase the number of shares of common stock authorized and available for issuance under the 2019 Incentive Plan to up to 3,000,000 to ensure the recipients of equity awards made under the 2019 Incentive Plan are able to benefit from the objective of the 2019 Incentive Plan to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

Summary of the Terms of our 2019 Stock and Incentive Compensation Plan

The following is a summary of the principal features of our 2019 Incentive Plan, as amended to reflect the proposed plan amendment. The summary does not purport to be a complete description of all provisions of our 2019 Incentive Plan and is qualified in its entirety by the text of the 2019 Incentive Plan, a copy of which has been previously filed with the U.S. Securities and Exchange Commission and the proposed amendment to our 2019 Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix B.

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General

The purpose of the 2019 Incentive Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our common stock and the achievement of other performance objectives and to encourage ownership in our company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2019 Incentive Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

Term

The 2019 Incentive Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The 2019 Incentive Plan may be administered by our Board, a committee designated by it, and/or their respective delegates. Currently, our Compensation Committee administers the 2019 Incentive Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the 2019 Incentive Plan and the amounts and other terms and conditions of awards to be granted under the 2019 Incentive Plan. All questions of interpretation and administration with respect to the 2019 Incentive Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the 2019 Incentive Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the 2019 Incentive Plan and any award granted under the 2019 Incentive Plan; and to authorize any person to execute, on behalf of us, all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of us or any of our subsidiaries are eligible), are eligible to participate in the 2019 Incentive Plan. As of March 31, 2026, we had approximately 23 employees, 4 non-employee directors, and 8 consultants.

Available Shares

Subject to the adjustment provisions included in the 2019 Incentive Plan, a total of 3,000,000 shares of our common stock would be authorized for awards granted under the 2019 Incentive Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2019 Incentive Plan and will be available for future awards granted under the 2019 Incentive Plan.

Types of Awards

We may grant the following types of awards under the 2019 Incentive Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The 2019 Incentive Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The 2019 Incentive Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our common stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the 2019 Incentive Plan, which exercise price cannot be less than the fair market value (as defined in the 2019 Incentive Plan) of our common stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The 2019 Incentive Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our common stock the excess of the fair market value (as defined in the 2019 Incentive Plan) of our common stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2019 Incentive Plan shall be granted subject to the same terms and conditions applicable to options granted under the 2019 Incentive Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2019 Incentive Plan and may, but need not, relate to a specific option granted under the 2019 Incentive Plan.

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Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our common stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2019 Incentive Plan. Such awards may be made in addition to or in conjunction with other awards under the 2019 Incentive Plan. Such awards may include unrestricted shares of our common stock, which may be awarded, without limitation (except as provided in the 2019 Incentive Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us.

Award Limits

Subject to the terms of the 2019 Incentive Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the 2019 Incentive Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the 2019 Incentive Plan. Notwithstanding any other provisions of the 2019 Incentive Plan to the contrary, the aggregate grant date fair value (computed as specified in the 2019 Incentive Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 300,000 shares during 2019 and, thereafter, 200,000 shares.

New Plan Benefits

The amount of future grants under the 2019 Incentive Plan is not determinable, as awards under the 2019 Incentive Plan will be granted at the sole discretion of the administrator. We cannot determine at this time either the persons who will receive awards under the 2019 Incentive Plan or the amount or types of any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on the Board by a non-employee director for any reason or a termination of employment (as defined in the 2019 Incentive Plan) due to disability (as defined in the 2019 Incentive Plan), retirement (as defined in the 2019 Incentive Plan), death, or otherwise (including termination for cause (as defined in the 2019 Incentive Plan)) will have on any award. Unless otherwise provided in the award agreement:

●	Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.

●	Upon termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the 2019 Incentive Plan), the pro rata vested amount will be based upon the target award.

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●	Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

●	Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

●	Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.

Change of Control

In the event of a change of control (as defined in the 2019 Incentive Plan), unless otherwise determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●	On the date that a change of control occurs, all options and stock appreciation rights awarded under the 2019 Incentive Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to us, become fully exercisable and vested, and if the successor to us assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●	Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the 2019 Incentive Plan regarding employment termination (described above) will govern (as applicable).

●	On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to us will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from us on the date that would have applied, absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

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●	The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.

●	An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this proxy statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the 2019 Incentive Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our common stock on the date of exercise, (b) such amount is treated as compensation and for employees is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both more than two years from the grant date and more than one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

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Other Awards. The current federal income tax consequences of other awards authorized under the 2019 Incentive Plan generally follow certain basic patterns. An award of restricted shares of common stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to our chief executive officer and other “covered employees” within the meaning of Code Section 162(m) in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000.

Section 409A of the Internal Revenue Code. Awards granted under the 2019 Incentive Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2019 Incentive Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2019 Incentive Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this prospectus.

Amendment and Termination

The administrator may amend, alter, or discontinue the 2019 Incentive Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the 2019 Incentive Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the 2019 Incentive Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the 2019 Incentive Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the 2019 Incentive Plan without stockholder approval.

No amendment, suspension, or termination of the 2019 Incentive Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the 2019 Incentive Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the 2019 Incentive Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the 2019 Incentive Plan prior to the date of such termination.

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Plan Benefits

Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2019 Incentive Plan. While we do not currently anticipate granting additional awards under our 2019 Incentive Plan, any benefits that will be awarded or paid under the 2019 Incentive Plan are not currently determinable. The number of awards that an employee, director, or consultant may receive under the 2019 Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance. Any future awards granted to eligible participants under the 2019 Incentive Plan will be made at the discretion of the administrator, and no such determination as to future awards or who might receive them has been made.

The following table sets forth: (i) the aggregate number of shares subject to the stock options and RSUs or RSAs granted under the 2019 Incentive Plan during our fiscal year 2025 to each of our named executive officers; executive officers who are currently employed with us, as a group; current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (ii) the grant-date value of shares subject to such awards.

Name and Position or Group	Number of Shares Subject to Stock Options Granted	Dollar Value of Stock Options Granted(1)	Number of Shares Subject to RSUs or RSAs Granted		Dollar Value of RSUs or RSAs Granted(1)
Kevin Wilson(2) Chief Executive Officer and President	—	—	—		—
Sarah Olsen Chief Financial Officer, Chief Operating Officer and Treasurer	—	—	669,820		$5,179,367
Bill Rivard Chief Accounting Officer	—	—	34,143	(3)	$225,000
Veronika Kapustina Former Chief Executive Officer			631,864	(4)	4,429,367
Rory Cutaia Former President, Chief Executive Officer, Secretary, and Treasurer			848,019	(5)	7,200,508
Executive officers as a group	—	—	1,015,871		$7,590,842
Current directors who are not executive officers as a group	—	—	39,095		$772,500
Employees, including all current officers who are not executive officers, as a group	—	$—	10,000		$95,100

(1)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718.

(2)	The Board of Directors has appointed Mr. Wilson as our Chief Executive Officer, effective May 4, 2026.

(3)	Grant occurred on January 7, 2025, while Mr. Rivard was the interim Chief Financial Officer. The RSU vesting for this grant was accelerated in August 2025.

(4)	Ms. Kapustina left the Company in April 2026 and, as a result, all her then outstanding RSUs were forfeited.

(5)	Mr. Cutaia’s employment was terminated in February 2026.

(6)	All 10,000 shares disclosed in this row are subject to an RSA. All other shares disclosed in this column are subject to RSUs.

Board Recommendation

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the 2019 Incentive Plan and thus have a personal interest in the approval of the proposed amendment and restatement of the 2019 Incentive Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Company’s 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (3)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column)
Equity compensation plans approved by security holders (1)	8,095	$4,813.64	—
Equity compensation plans not approved by security holders (2)	3,692,333	$65.54	—
Total	3,700,428	$498.21	—

(1)	Consists of options to purchase 3,122 shares of common stock and 4,973 shares of our common stock subject to restricted stock unit awards under our 2019 Stock and Incentive Compensation Plan.

(2)	Consists of options to purchase 31,138 shares of common stock and 3,661,195 shares of our common stock subject to restricted stock unit awards.

(3)	Excludes restricted stock units because they have no exercise price.

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STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of April 15, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of any class of our outstanding voting securities;

●	each of the Company’s directors and director nominees;

●	each of the Company’s named executive officers included in the Summary Compensation Table; and

●	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or become exercisable within 60 days. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of April 15, 2026, including through the exercise of stock options and warrants. Percentage of common stock is based on 56,530,617 shares of our common stock outstanding as of April 15, 2026. Unless otherwise indicated, the address of each beneficial owner listed in the table below is: c/o TON Strategy Company, 2300 W. Sahara Avenue

Suite 800, Las Vegas, Nevada 89102.

Name of Beneficial Owner(2)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Greater than 5% Equityholders
Kingsway Capital Partners Limited (1)	12,021,720	21.27%
Aristeia Capital, L.L.C. (2)	4,895,110	8.66%
Vy Capital Management Company Limited (3)	6,125,821	10.84%
TOMS Capital Investment Management LP (4)	4,153,522	7.35%
Directors and Named Executive Officers
Nicolas Cary	—	—
Tucker Highfield	—	—
Evan Sohn (5)	2,629	*
Manuel Stotz (1)(6)	12,021,720	21.27%
Kevin Wilson	—	—
Veronika Kapustina	—	—
Sarah Olsen (7)	37,956	*
Rory Cutaia(8)	12,506	*
Bill Rivard(9)	57,850	*
All directors and executive officers as a group (9 individuals)(10)	12,120,155	21.43%

*	Less than 1%.

(1)	Information is based on a Schedule 13D/A filed with the SEC on August 18, 2025 and information known to us. This number excludes shares of common stock underlying a pre-funded warrant to purchase 401,133 shares of our common stock held directly by Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd (“FCO4”) because the warrant prohibits exercise to the extent that Kingsway Capital and Mr. Stotz would beneficially own more than 19.99% of the outstanding shares of common stock immediately after exercise. Kingsway Capital serves as the investment manager to each of Kingsway Fund - Frontier Consumer Franchises (shared voting and dispositive power over 1,051,525 shares), FC02 Digital Ltd (shared voting and dispositive power over 2,797,608 shares), Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd (shared voting and dispositive power over 2,227,678 shares), SP12 Digital Ltd (shared voting and dispositive power over 333,144 shares), SP13 Digital Ltd (shared voting and dispositive power over 3,690,399 shares), SP14 Digital Ltd (shared voting and dispositive power over 1,437,739 shares), and SP15 Digital Ltd (483,627 shares) (collectively, the “Funds”), together hold 12,021,720 shares of our outstanding common stock. Kingsway Capital and Mr. Stotz, as Chief Executive Officer of Kingsway Capital, have sole voting and dispositive power with respect to the common stock and, therefore, may be deemed to be the beneficial owner of the common stock held by the Funds. The business address of Kingsway Capital is c/o Manuel Stotz, Smithson Tower, 25 St James’s Street, London, X0, SW1A 1HA.

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(2)	Information is based on a Schedule 13G/A filed with the SEC on April 2, 2026. Aristeia Capital, L.L.C. (“Aristeia “) has sole voting and dispositive power over 4,895,110 shares of our common stock. Each of William R. Techar (sole voting and dispositive power over 467,928 shares), Anthony M. Frascella (sole voting and dispositive power over 467,928 shares) and Robert H. Lynch, Jr. (sole voting and dispositive power over 52,576 shares) is a manager of Aristeia and with and Jonathan M. Hla may be deemed a “group” for purposes of Section 13(d) of the Exchange Act. The address of the reporting persons is c/o Aristeia Capital, L.L.C., One Greenwich Plaza, Suite 300, Greenwich, CT 06830.

(3)	Information is based on information known to us. Consists of 3,497,009 shares of common stock held directly by Vy Fund II, L.P. (“Vy Fund II”) and 2,628,812 shares of common stock held directly by Vy Fund III, L.P. (“Vy Fund III”). Vy GP Fund II Limited, general partner of Vy Fund II, Vy Capital Management Company Limited (“Vy Capital”), manager of Vy Fund II, and Katja Lake, sole stockholder of Vy GP Fund II Limited, have voting and investment control of the shares of common stock held by Vy Fund II. Vy GP Fund II Limited, Vy Capital and Ms. Lake may be deemed to be the beneficial owners of such shares of common stock. Vy GP Fund III Limited, general partner of Vy Fund III, Vy Capital, manager of Vy Fund III, and Alexander Tamas and John Hering, each a beneficial owner of Vy GP Fund III Limited, have voting and investment control of the shares of common stock held by Vy Fund III. Vy GP Fund III Limited, Vy Capital, Mr. Tamas and Mr. Hering may be deemed to be the beneficial owners of such shares of common stock. The address of Vy Capital is Office No. 902, Level 9, South Tower, EFT, DIFC, P.O. Box: 506950, Dubai, United Arab Emirates.

(4)	Information is based on information known to us. TOMS Capital Investment Management LP (“TCIM”), as the investment manager to TCIM Dublin Fund I (174,585 shares of common stock), TCIM Master Fund Ltd. (1,448,365 shares of common stock), TCIM Opportunities I Ltd. (335,913 shares of common stock) and certain managed accounts (an aggregate of 2,194,659 shares of common stock), has voting and investment control over the shares of common stock. TCIM Management GP LLC (“TCIM GP”) is the General Partner of TCIM, and Noam Gottesman is the managing member of TCIM GP. Each of TCIM and TCIM GP have established a management board, to which responsibility has been delegated for all aspects of the management and operation of TCIM and TCIM GP. The address of TCIM is 450 West 14th Street, 13th Floor, New York, NY 10014.

(5)	Includes for Mr. Sohn (i) 2,629 shares of common stock held directly, (ii) 0 shares of common stock underlying options that are currently exercisable or will be exercisable within 60 days of April 15, 2026, and 0 shares underlying RSUs that will vest within 60 days of April 15, 2026.

(6)	Includes for Mr. Stotz (i) 12,021,720 shares of common stock held directly, (ii) 0 shares of common stock underlying options that are currently exercisable or will be exercisable within 60 days of April 15, 2026, and 0 shares underlying RSUs that will vest within 60 days of April 15, 2026.

(7)	Includes for Ms. Olsen 37,956 shares underlying RSUs that will vest within 60 days of April 15, 2026.

(8)	Based on information known to us, includes for Mr. Cutaia (i) 12,506 shares of common stock held directly. Mr. Cutaia ceased serving at the Company on February 27, 2026.

(9)	Includes for Mr. Rivard (i) 57,831 shares of common stock held directly, (ii) 19 shares of common stock underlying options that are currently exercisable or will be exercisable within 60 days of April 15, 2026, and 0 shares underlying RSUs that will vest within 60 days of April 15, 2026.

(10)	Includes for all executive officers and directors as a group (i) 12,120,155 shares of common stock held directly, (ii) 19 shares of common stock underlying options that are currently exercisable or will be exercisable within 60 days of April 15, 2026, and 37,956 shares underlying RSUs that will vest within 60 days of April 15, 2026.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures on Transactions with Related Persons

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we were or will be participants, the related person has a material interest and the amount involved exceeds $120,000. A “related person” means:

●	Any person who is, or at any time during the applicable period was, one of our executive officers, directors or director nominee;

●	Any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock; and

●	Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of our voting stock.

In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is inconsistent with our interests and those of our stockholders, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.

All historical share and per-share amounts reflected throughout this section have been adjusted to reflect reverse stock splits implemented on April 18, 2023 and October 9, 2024.

Private Placement

On August 7, 2025, the Company sold in a private placement 57,425,254 shares of the Company’s common stock, at a price per share of $9.51, and 1,276,863 pre-funded warrants to purchase shares of common stock, at a purchase price per warrant of $9.5099, to certain investors (the “PIPE Financing”). The Company received gross proceeds of approximately $558 million, including payments in U.S. dollars, stablecoin, and Toncoin, the native cryptocurrency of The Open Network (“TON”) blockchain, in connection with the PIPE Financing.

As a result of the PIPE Financing, each of Kingsway Capital, which is controlled by Manuel Stotz, the Company’s Executive Chairman, Vy Capital, and TOMS Capital Investment Management LP (“TCIM”) (each, a “PIPE Subscriber”) became beneficial owners of more than 5% of our outstanding common stock. In the PIPE Financing, entities for which Kingsway Capital serves as the investment manager acquired an aggregate of 12,021,720 shares of common stock and a pre-funded warrant to purchase 401,133 shares of common stock for an aggregate purchase price of $118.1 million, which was satisfied by payment in U.S. dollars and Toncoin of $U.S.35 million and 25 million Toncoin (of which 16 million was restricted), entities associated with Vy Capital acquired an aggregate of 6,125,821 shares of common stock for an aggregate purchase price of $58.3 million, which was satisfied by payment in U.S. dollars and Toncoin of $U.S.25 million and 10 million Toncoin, and entities for which TCIM serves as the investment manager acquired an aggregate of 4,153,522 shares of common stock for approximately $39.5 million in U.S. dollars. The Company registered these shares for resale and is required to use its commercially reasonable efforts to keep the resale registration statement effective until the earlier of (a) the date the PIPE Subscriber ceases to hold any registrable securities, (b) the date all registrable securities held by the PIPE Subscriber may be sold without restriction under Rule 144, and (c) three years from the effective date of the registration statement. The shares acquired by entities affiliated with Kingsway Capital, other than 1,051,525 shares acquired by Kingsway Frontier Consumer Franchises, and Vy Capital in the PIPE Financing are subject to lockup agreements pursuant to which none of the shares may be sold or otherwise disposed of for 180 days after the date of the subscription agreement for the PIPE Financing, and no more than 50% may be sold or otherwise disposed of for 365 days after the date of the subscription agreement, subject to customary exceptions, and none of the shares issued as consideration for Kingsway Capital’s restricted Toncoin may be sold or disposed of while the Toncoin is ineligible for transfer, which exceeds 12 months in some cases.

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Advisory Services Agreement

On August 7, 2025, the Company entered into an advisory services agreement (the “Advisory Services Agreement”) with Kingsway Capital, pursuant to which Kingsway Capital provides advisory and consulting services to the Company with respect to the Company’s TON treasury strategy. In consideration for these services, the Company paid to Kingsway Capital a one-time set-up fee of $3.0 million in cash and is required to pay, in Toncoin or cash (upon mutual agreement of Kingsway Capital and the Company), an annual advisory fee equal to 2.0% of the Company’s market capitalization (calculated based upon the Company’s equity ownership on a fully diluted, as converted basis), payable in arrears, in 12 monthly installments with such market capitalization calculated as of the last day of each calendar month. The Company will also reimburse Kingsway Capital for such reasonable fees and expenses incurred in connection with the services rendered under the Advisory Services Agreement. The Advisory Services Agreement has a 20-year term and successive one-year renewal periods upon the mutual agreement of Kingsway Capital and the Company, unless earlier terminated. For the year ended December 31, 2025, the Company paid Kingsway Capital $5.7 million for services under the Advisory Services Agreement which includes the $3.0 million setup fee paid in connection with the PIPE Financing.

J. Geiskopf Arrangement

James P. Geiskopf, a director during a portion of 2025, was previously employed as President of our Global Digital Media Division and had an annual salary of $275,000. In addition, in with the PIPE Financing in August 2025, he received a fully vested RSU award with a grant date fair value of approximately $3.8 million in connection with agreeing to a four-year non-compete. In December 2025, 584,279 shares were cancelled and forfeited pursuant to a Share Cancellation Agreement, and the Company agreed to recommend to the Board in the first quarter of 2026 that a new award of 584,279 RSUs be granted to Mr. Geiskopf with a vesting schedule which conforms with the Company’s 2019 Stock and Incentive Compensation Plan. No such recommendation was made, and Mr. Geiskopf’s employment with Company ended in February 2026.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of shareholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our Secretary of the Corporation at our address (provided under the “Principal Executive Offices” section) not later than December 31, 2026.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Corporation receive written notice from the registered stockholder of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than February 9, 2027 and no later than March 11, 2027, provided, however, that, in the event that either (i) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the 2027 or (ii) no annual meeting was held during the prior year. The notice must contain the information required by our Bylaws. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2027 Annual Meeting, we intend to file a proxy statement and proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

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HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2025 Annual Report by contacting Broadridge Financial Solutions, Inc. by telephone at (866) 540-7095 or in writing sent to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

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2025 ANNUAL REPORT

Our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or voting instruction form or by Internet or telephone voting as described on your proxy card or voting instruction form.

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PRINCIPAL EXECUTIVE OFFICES

The mailing address and telephone number for our principal executive offices are:

TON Strategy Company
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102
(855) 250-2300

By Order of the Board of Directors:

/s/ Manuel Stotz

Manuel Stotz
Executive Chairman

Las Vegas, Nevada
April 30, 2026

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APPENDIX A

TON STRATEGY COMPANY

2026 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

☐	to attract and retain the best available personnel for positions of substantial responsibility,

☐	to provide additional incentive to Employees, Directors and Consultants, and

☐	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

2.1 “Administrator” means the Board or any Committees as will be administering the Plan, in accordance with Section 4.

2.2 “Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

2.3 “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.4 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.

2.5 “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

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(b) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for purposes of clarity, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4.

2.10 “Common Stock” means the common stock of the Company.

2.11 “Company” means TON Strategy Company, a Nevada corporation, or any successor thereto.

2.12 “Consultant” means any natural person, including an advisor, engaged by the Company or any Parent, Subsidiary or Affiliate of the Company to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

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2.13 “Director” means a member of the Board.

2.14 “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.15 “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17 “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced. The Administrator will not implement any Exchange Program under the Plan.

2.18 “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of a Share determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, for purposes of determining the fair market value of any Shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19 “Fiscal Year” means the fiscal year of the Company.

2.20 “GAAP” means U.S. generally accepted accounting principles.

2.21 “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.22 “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

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2.23 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24 “Option” means a stock option granted pursuant to the Plan.

2.25 “Outside Director” means a Director who is not an Employee.

2.26 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.27 “Participant” means the holder of an outstanding Award.

2.28 “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11. Unless determined otherwise by the Administrator, each Performance Share will have an initial value equal to the Fair Market Value of a Share.

2.29 “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine (which for clarity may be cash- or stock-denominated) and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 11.

2.30 “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31 “Plan” means this TON Strategy Company 2026 Equity Incentive Plan, as may be amended from time to time.

2.32 “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 or issued pursuant to the early exercise of an Option.

2.33 “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the fair market value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.34 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.35 “Section 16b” means Section 16(b) of the Exchange Act.

2.36 “Section 409A” means Section 409A of the Code and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.37 “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.38 “Service Provider” means an Employee, Director or Consultant.

2.39 “Share” means a share of the Common Stock, as adjusted in accordance with Section 15.

2.40 “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.

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2.41 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.42 “Trading Day” means a day that the primary stock exchange, national market system or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.43 “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Stock Subject to the Plan.

3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 and adjustment as any Shares return to the Plan under Section 3.2 below, the maximum aggregate number of Shares that may be subject to Awards and issued under the Plan will be 10,000,000 Shares. In addition, Shares may become available for issuance under Section 3.2. The Shares may be authorized, but unissued, or reacquired Common Stock.

3.2 Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross number of Shares exercised (i.e., Shares actually issued pursuant to the Stock Appreciation Right, as well as the Shares that represent payment of the exercise price and any applicable tax withholdings) pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that actually have been issued under the Plan pursuant to any Award will not be returned to the Plan and will not become available for future distribution under the Plan, other than if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares are repurchased by the Company or are forfeited to the Company due to the failure to vest (which Shares will become available for future grant under the Plan). Shares otherwise issuable under an Award that are used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option or Stock Appreciation Right will become available for issuance under this Plan.

3.3 Incentive Stock Options. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 300% of the aggregate Share number stated in Section 3.1 plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3.2.

3.4 Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

4.1 Procedure.

4.1.1 Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

4.1.2 Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

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4.1.3 Other Administration. Other than as provided above, the Plan will be administered by (a) the Board or (b) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.1.4 Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

4.2.1 to determine the Fair Market Value;

4.2.2 to determine the Awards to be granted and select the Service Providers to whom Awards may be granted hereunder;

4.2.3 to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

4.2.4 to approve forms of Award Agreements for use under the Plan;

4.2.5 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to temporarily suspending the exercisability of an Award if the Administrator deems such suspension necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that, except where the exercise of the Award would result in noncompliance with Applicable Laws, such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator may determine;

4.2.6 to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

4.2.7 to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

4.2.8 to modify or amend each Award (subject to Sections 5.1 and 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 7.4 and 10.4);

4.2.9 to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;

4.2.10 to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

4.2.11 to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award;

4.2.12 to determine whether Awards will be settled in Shares, cash or in any combination thereof; and

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4.2.13 to make all other determinations deemed necessary or advisable for administering the Plan.

For the avoidance of doubt, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly including but not limited to with respect to the number of Shares covered by such Award, the price applicable to such Award, or the vesting, forfeiture or other terms and conditions applicable to such award.

4.3 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Limits.

5.1 No Exchange Program. The Administrator may not implement an Exchange Program under the Plan.

5.2 Dividends. With respect to any Options and Stock Appreciation Rights, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) thereunder, no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, including without limitation notwithstanding any exercise of such Award. Further, no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued under an Option or Stock Appreciation Right, except as provided in Section 15. Unless the Administrator provides otherwise, during any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, provided that any such dividends or distributions payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares of Restricted Stock with respect to which they were paid. With respect to Awards of Restricted Stock Units, Performance Units, and Performance Shares, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, unless determined otherwise by the Administrator; provided, however, that any such dividends or distributions that the Administrator determines will be payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares subject to such Award with respect to which they were paid.

6. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.

7. Stock Options.

7.1 Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

7.2 Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option and such other terms and conditions as the Administrator, in its sole discretion, may determine, subject to the terms of the Plan.

7.3 Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 7.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the option with respect to such Shares is granted, and calculation will be performed in accordance with Section 422 of the Code.

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7.4 Term of Option. The term of each Option will be stated in the Award Agreement but will not exceed ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the maximum term of the Incentive Stock Option will be five (5) years from the date of grant.

7.5 Option Exercise Price and Consideration.

7.5.1 Exercise Price. The per-Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per-Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

7.5.2 Waiting Period and Exercise Dates. At the time an Option is granted and subject to the terms of this Plan, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

7.5.3 Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (h) any combination of the foregoing methods of payment.

7.6 Exercise of Option.

7.6.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement, subject to the terms of this Plan. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form and in accordance with such procedures as the Administrator may specify from time to time) from the person entitled to exercise the Option; and (b) full payment of the exercise price for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided otherwise under Section 3) and for sale under the Option, by the number of Shares as to which the Option is exercised.

7.6.2 Termination of Relationship as a Service Provider other than Death or Disability. If a Participant ceases to be a Service Provider other than as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time as may be specified in the Award Agreement, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, such Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7.6.3 Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months following such cessation, or such longer or shorter period of time as may be specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4, as applicable). However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, such Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.6.4 Death of Participant. If a Participant dies while a Service Provider, his or her Option may be exercised within twelve (12) months following the Participant’s death, or within such longer or shorter period of time as may be specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 7.6.4, the Participant’s designated beneficiary or Legal Representative shall be subject to the terms of the Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeiture that otherwise would be applicable to the Participant but for his or her death. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if at the time of death a Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, such Option will terminate, and the Shares covered by such Option will revert to the Plan (except as provided otherwise under Section 3).

7.6.5 Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a) if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

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8. Restricted Stock.

8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.

8.2 Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, may determine, subject to the terms of the Plan. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. For purposes of clarity and subject to the terms of the Plan, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3 Transferability. Except as provided in this Section 8 or as the Administrator may determine, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, subject to the terms of Section 14.

8.4 Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6 Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan in accordance with Section 3.2 of the Plan.

9. Restricted Stock Units.

9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions and restrictions related to the grant, including the number of Restricted Stock Units.

9.2 Vesting Criteria and Other Terms. Subject to the terms of the Plan, the Administrator will set vesting criteria in its discretion that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. For purposes of clarity and subject to the terms of the Plan, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock Units will not be subject to any vesting criteria and consideration for such Award is paid for by past services rendered as a Service Provider.

9.3 Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as set forth in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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9.4 Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares or a combination of both.

9.5 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company and any Shares covered by such Restricted Stock Units will revert to the Plan (except as provided otherwise under Section 3).

10. Stock Appreciation Rights.

10.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Stock Appreciation Rights to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

10.2 Exercise Price and Other Terms. The per-Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 10.5 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Otherwise, the Administrator, subject to the terms of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

10.3 Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

10.4 Term and Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7.4 relating to the maximum term (other than the restrictions applicable only to Incentive Stock Options) and Section 7.6 relating to exercise also will apply to Stock Appreciation Rights.

10.5 Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, such payment may be in cash, in Shares of equivalent value, or in some combination thereof.

11. Performance Units and Performance Shares.

11.1 Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Performance Units or Performance Shares (each such Award, a “Performance Award”) to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

11.2 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator may determine, subject to the terms of this Plan. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

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11.3 Vesting Provisions and Other Terms. Subject to the terms of the Plan, the Administrator will set any vesting provisions (which may include, without limitation, any performance objectives and continued status as a Service Provider) that, depending on the extent to which any such vesting provisions are met, will determine the amount or value of the payout for the Performance Award. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

11.4 Earning Performance Awards. The holder of a Performance Award will be entitled to receive a payout for the Performance Award to the extent earned by the Participant based on any applicable performance goal achieved over the Performance Period and satisfaction of any other vesting provisions under such Award. Subject to the terms of the Plan, the Administrator, in its discretion, may reduce or waive any vesting provisions for such Performance Award.

11.5 Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares or a combination of both.

11.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and any Shares covered by such Performance Awards will revert to the Plan (except as provided otherwise under Section 3).

12. Compliance With Section 409A. The Plan and Awards issued hereunder are intended to be designed and operated in such a manner that is exempt from the application of, or complies with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Except as expressly determined otherwise by the Administrator, each payment or benefit under the Plan and under each Award Agreement is intended to constitute a separate payment for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except to the extent the Administrator, in its sole discretion, expressly determines otherwise. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding the foregoing, in no event will the Company or any of its Subsidiaries, Parents or Affiliates have any responsibility, liability or obligation to reimburse, indemnify or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, a Participant (or any other person) as a result of or in connection with Section 409A. The Administrator in its sole discretion will be permitted, in accordance with the terms of U.S. Treasury Regulation Section 1.409A-3(j)(4) and in such manner that complies with Section 409A, to make any accelerated payment of an Award constituting deferred compensation within the meaning of Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of, or between, the Company or any Subsidiary, Parent or Affiliate of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

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14. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarity, shall be deemed to include through a beneficiary designation if available in accordance with Section 7.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, as well as numerical Share limits in Section 3. Notwithstanding the foregoing, the Company will have no obligation to effect any adjustment in a manner that may require the issuance of fractional Shares, and any fractional Shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Administrator, in its sole discretion, subject to any Applicable Laws.

15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Unless provided otherwise by the Administrator, to the extent it has not been previously exercised (with respect to an Option or Stock Appreciation Right), vested (with respect to Restricted Stock) or settled (with respect to any other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

15.3 Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, which may include, without limitation, that the outstanding Award will be: (a) assumed, or a substantially equivalent award(s) will be substituted, by the acquiring or succeeding entity (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) continued by the Company, subject to any adjustment pursuant to Section 15.1; (c) upon written notice to the Participant, terminate upon or immediately prior to the consummation of such merger or Change in Control; (d) vest and become exercisable, realizable or payable, or restrictions applicable to the Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (e) (i) terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for purposes of clarity, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award will be terminated by the Company without payment), or (ii) replaced with other rights or property selected by the Administrator in its sole discretion; or (f) treated in any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor (or an affiliate thereof) does not assume the Award (or portion thereof) pursuant to the preceding clause (a) and as described below , or substitute for the Award (or portion thereof) pursuant to the preceding clause (a), and the Company does not continue the Award (or portion thereof) as described above, the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not so assumed, substituted for, or continued, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares (or portions thereof) not so assumed, substituted for, or continued will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not so assumed, substituted for, or continued, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels, and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries Parents or Affiliates, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, to the extent an Option or Stock Appreciation Right (or portion thereof) is not so assumed, substituted for, or continued in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

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For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor or its Parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided under an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the successor’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise would be accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties thereunder.

15.4 Outside Director Awards.  Any Award granted to an Outside Director while such individual was an Outside Director, regardless of whether such Award is assumed, substituted for, or continued, will fully vest immediately prior to a merger of the Company with or into another corporation or other entity or a Change in Control, provided that the Participant remains a Service Provider through immediately prior to such merger or Change in Control, and the Participant will have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable prior to such, all restrictions on Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable.

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16. Tax Withholding.

16.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parents, Subsidiaries or other affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parents, Subsidiaries, or other affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S. and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2 Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part, by such methods as the Administrator shall determine, including, without limitation: (a) paying cash, check or other cash equivalents; (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (f) any combination of the foregoing. The amount of the withholding obligation will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries, Parents or Affiliates, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries, Parents or Affiliates, as applicable, to terminate such relationship at any time with or without cause, free from any liability or claim under the Plan, to the extent permitted by Applicable Laws.

18. Date of Grant. The grant date of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as may be determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 23, the Plan will become effective upon the later to occur of (a) the date of its initial adoption by the Board, and (b) the date of its initial approval by the Company’s stockholders (such later date, the “Effective Date”). The Plan will continue in effect until terminated earlier under Section 20 of the Plan, but no Incentive Stock Options may be granted after ten (10) years from the date the Plan is adopted by the Board.

20. Amendment and Termination of the Plan.

20.1 Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

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20.2 Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant under an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided that the conversion of the Participant’s Incentive Stock Options into Nonstatutory Stock Options as a result of any actions taken by the Administrator will neither constitute nor contribute toward constituting an impairment of the Participant’s rights under an outstanding Award for purposes of this Section 20.3. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

21.1 Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and unless the exercise or vesting of the Award, if and as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2 Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment or other service, that would constitute cause for termination of such Participant’s status as an employee or other service provider. Notwithstanding any provisions to the contrary under the Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition under any Company clawback policy that may be in effect at grant and any other clawback policy that the Company is required to adopt to comply with Applicable Laws, including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (collectively, the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company for all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary, Parent or Affiliate of the Company.

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APPENDIX B

AMENDMENT

TO

2019 STOCK AND INCENTIVE COMPENSATION PLAN

(Adopted November 11, 2019, and ratified by Stockholders December 20, 2019

Amended September 2, 2020, and ratified by Stockholders October 16, 2020

Amended February 16, 2023, and ratified by Stockholders April 10, 2023

Amended April 30, 2026, and ratified by Stockholders ______________)

Section 3(a) shall be amended and restated in its entirety to read as follows:

“3. Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is three million (3,000,000) Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.”

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TONX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96429-P51391

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TON STRATEGY COMPANY

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect the following five director nominees to serve on the Company's board of directors until the 2027 annual meeting and their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Manuel Stotz
02) Nicolas Cary
03) Tucker Highfield
04) Evan Sohn
05) Kevin Wilson

	For	Against	Abstain
2. Non-binding, advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the selection of Grassi & Co., CPAs, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve the adoption of the TON Strategy Company 2026 Equity Incentive Plan.	☐	☐	☐
5. To approve an amendment to the Company's 2019 Stock and Incentive Compensation Plan to increase the number of shares available for issuance.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Annual Report and Proxy Statement are available at www.proxyvote.com.

V96430-P51391

TON STRATEGY COMPANY
Annual Meeting of Stockholders
June 9, 2026 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors of TON STRATEGY COMPANY

The undersigned stockholder(s) hereby appoint(s) Kevin Wilson and Mary Marbach, or either of them, as proxies, each with the power of substitution and resubstitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of TON STRATEGY COMPANY that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 9, 2026, at www.virtualshareholdermeeting.com/TONX2026, and any continuation, adjournment or postponement thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3, 4 and 5. TO THE EXTENT OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER (SEE ABOVE).

Continued and to be signed on reverse side